PROSPECTUS

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                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
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Mutual of America Institutional Funds, Inc. (the "Investment Company") is an
open-end management investment company (a mutual fund) currently issuing three series of common stock. Shares of the Funds of the Investment Company are offered on a no-load basis. All purchases and redemptions of Fund shares are required to be made by wire transfer of federal funds.

The Investment Company is designed as an investment vehicle for endowments, foundations, corporations, municipalities and other public entities and other institutional investors. The minimum initial investment currently required is $25,000, except that the Investment Company may waive this requirement for certain institutional investors, and the minimum amount for additional purchases currently is $5,000.

The ALL AMERICA FUND'S investment objective is to outperform the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") by providing a diversified portfolio of assets with diversified management and a broad exposure to the market. The objective for approximately 60% of its assets is to provide investment results that to the extent practical correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index, and the investment objective for the remaining approximately 40% of its assets is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments. The All America Fund may invest in foreign securities and American Depositary Receipts to the extent set forth in this Prospectus.

The BOND FUND'S primary investment objective is to provide a high level of current income, with preservation of shareholders' capital a secondary objective, by investing primarily in publicly traded, investment grade debt securities.

The MONEY MARKET FUND'S investment objective is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital by investing in money market instruments and other short-term debt securities. The Fund declares and pays dividends of net investment income semi-annually, and as a result the Fund does not maintain a stable net asset value per share of $1.00. INVESTMENTS IN THE MONEY MARKET FUND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

Mutual of America Capital Management Corporation (the "Adviser") is the investment adviser for the Funds, and Fred Alger Management, Inc., Oak Associates, Ltd., and Palley-Needelman Asset Management, Inc. each serve as a subadviser for a portion of the actively managed assets of the All America Fund. Shares of the Funds are distributed by Mutual of America Securities Corporation (the "Distributor"), an affiliate of the Adviser. An application to purchase Fund shares is attached to this Prospectus. FOR INFORMATION ABOUT HOW TO MAKE INITIAL AND SUBSEQUENT PURCHASES OF FUND SHARES AND HOW TO REDEEM OR EXCHANGE FUND SHARES OWNED, REFER TO "PURCHASE OF SHARES" ON PAGE 15 AND "REDEMPTION AND EXCHANGE OF SHARES" ON PAGE 16 OF THIS PROSPECTUS.

This Prospectus describes the investment objectives and policies of the Funds and sets forth information about the Investment Company that a potential investor should know before making an investment in Fund shares. A Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and is available at no charge by writing to the Investment Company at the above address or by calling 1-800-914-8716.

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  THESE SECURITIES HAVE NOT BEEN  APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY  STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
     PASSED  UPON THE  ACCURACY  OR  ADEQUACY  OF  THIS PROSPECTUS.  ANY
      REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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You should read this Prospectus carefully before investing and keep it for future reference.

Prospectus dated May 1, 1998

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
Annual Fees and Expenses...............    2
Financial Highlights...................    3
Performance of Funds and Similar Funds.    4
General Description of the Investment
 Company...............................    5
Investment Objectives and Policies of
 the Funds.............................    5
Investment Advisory, Subadvisory and
 Administrative Arrangements...........   13

                                     PAGE
                                     ----
The Funds' Expenses.................  14
Portfolio Transactions..............  15
Purchase of Shares..................  15
Redemption and Exchange of Shares...  16
Dividends, Distributions and Taxes..  17
Additional Information..............  18
An Application is included with this
 Prospectus

                      ----------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE INVESTMENT COMPANY, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      ----------------------------------

                           ANNUAL FEES AND EXPENSES

                                                  ALL AMERICA  BOND     MONEY
                                                     FUND      FUND  MARKET FUND
                                                  ----------- ------ -----------
SHAREHOLDER TRANSACTION EXPENSES................     none      none     none
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)
Investment Advisory Fees........................      .50%      .45%     .20%
Other Expenses (after expense reimbursement)(1).      .31%      .25%     .20%
                                                     ----      ----     ----
TOTAL OPERATING EXPENSES (after expense
 reimbursement)(1)..............................      .81%      .70%     .40%
                                                     ====      ====     ====

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(1) The Adviser has voluntarily agreed to limit the total expenses (excluding taxes, brokerage commissions and extraordinary expenses) of the Funds to an annual rate of .85% of net assets for the All America Fund, .70% of net assets for the Bond Fund and .40% of net assets for the Money Market Fund. If this policy were not in effect, the Other Expenses and Total Operating Expenses as a percentage of average net assets would have been .55% and 1.00% for the Bond Fund for 1997 and 2.27% and 2.47% (annualized) for the Money Market Fund for the period May 1, 1997 through December 31, 1997. See "Investment Advisory and Administrative Arrangements."

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
     All America Fund............................................  $ 8     $25
     Bond Fund...................................................  $ 7     $22
     Money Market Fund...........................................  $ 4     $13

The information in the table above is an estimate based on the Funds' expected expenses after expense reimbursements and is provided for purposes of assisting you in understanding the various costs and expenses that an investor in the Funds will bear, directly or indirectly. THE 5% HYPOTHETICAL ANNUAL RETURN AND ESTIMATED ANNUAL EXPENSES SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF FUTURE FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY BE GREATER OR LESSER THAN SHOWN. For a more detailed discussion of the Funds' fees and expenses, see "Investment Advisory, Subadvisory and Administrative Arrangements."

                             FINANCIAL HIGHLIGHTS

Income and capital changes per share for a share of each Fund outstanding throughout the periods shown and other supplementary data are set forth below. The data has been audited by the Investment Company's independent auditor, Arthur Andersen LLP. The financial statements of the Investment Company, along with the report of Arthur Andersen thereon, as of and for the period ended December 31, 1997 are set forth in the Investment Company's Statement of Additional Information, dated May 1, 1998. Further information about the performance of the Funds, including management's discussion of performance, is contained in the Investment Company's annual report to shareholders, which may be obtained without charge by request to the Investment Company.

                             ALL AMERICA FUND              BOND FUND         MONEY MARKET FUND
                         ------------------------- ------------------------- -----------------
                          YEAR ENDED  PERIOD ENDED  YEAR ENDED  PERIOD ENDED   PERIOD ENDED
                         DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,   DECEMBER 31,
                             1997       1996(e)        1997       1996(e)         1997(f)
                         ------------ ------------ ------------ ------------ -----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $10.98       $10.00       $10.13       $10.01         $10.00
Income From Investment
 Operations
  Net Investment Income.       .08          .06          .59          .38            .35
  Net Gains or Losses on
   Securities (realized
   and unrealized)......      2.77          .98          .29          .12            --
                            ------       ------       ------       ------         ------
    Total From
     Investment
     Operations.........      2.85         1.04          .88          .50            .35
                            ------       ------       ------       ------         ------
Less Dividend
 Distributions
  From net investment
   income...............      (.08)        (.06)        (.59)        (.38)          (.20)
  From capital gains....     (1.10)         --          (.01)         --             --
                            ------       ------       ------       ------         ------
    Total Distributions.     (1.18)        (.06)        (.60)        (.38)          (.20)
                            ------       ------       ------       ------         ------
NET ASSET VALUE, END OF
 PERIOD.................    $12.65       $10.98       $10.41       $10.13         $10.15
                            ======       ======       ======       ======         ======
Total Return(a).........      26.0%        10.4%         8.9%         5.0%           3.5%
Net Assets, End of
 Period (millions)......    $ 56.7       $ 55.5       $ 22.1       $ 21.0         $  7.5
Ratio of Net Investment
 Income to Average Net
 Assets(b)..............       .59%         .95%        5.69%        5.63%          5.17%
Ratio of Expenses to
 Average Net Assets(b)..       .84%         .87%        1.00%         .90%          2.47%
Ratio of Expenses to
 Average Net Assets
 After Expense
 Reimbursement(b).......       .81%         .85%         .70%         .70%           .40%
Portfolio Turnover
 Rate(b)(c).............     35.96%        9.33%       56.18%       17.85%           N/A
Average Commission Rate
 Paid(d)................    $.0321       $.0483          N/A          N/A            N/A

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(a) Not annualized. Total return would have been lower had certain expenses not been reimbursed by the Adviser.
(b) Annualized.
(c) Portfolio turnover rate excludes all short-term securities.
(d) Average commission rate paid per share of common and preferred stock.
(e) Commenced operations May 1, 1996.
(f) Commenced operations May 1, 1997.
N/A = Not applicable

                    PERFORMANCE OF FUNDS AND SIMILAR FUNDS

The investment policies, objectives and strategies of the All America Fund, the Bond Fund and the Money Market Fund of the Investment Company, described herein, are substantially identical to those of the All America Fund, the Bond Fund and the Money Market Fund (herein called the "VP" or "Variable Products" Funds) of the Mutual of America Investment Corporation. In addition, the Adviser and Subadvisers for the Variable Products All America, Bond and Money Market Funds are the same as for the Investment Company's All America, Bond and Money Market Funds, and the portfolio managers are the same. See "Investment Advisory, Subadvisory and Administrative Arrangements" in this Prospectus. Shares of the Mutual of America Investment Corporation's funds are sold only to separate accounts of Mutual of America Life Insurance Company ("Mutual of America") and its indirect wholly owned subsidiary, The American Life Insurance Company of New York, as a funding medium for variable accumulation annuity contracts and variable life insurance policies issued by such companies. The VP All America, VP Bond and VP Money Market Funds are the respective successors, pursuant to a reorganization effected on October 31, 1986, of Mutual of America's Separate Account No. 2 Stock, Bond and Money Market Funds, which commenced operations in January 1985.

Below are average annual total returns for the Funds of the Investment Company and the VP Funds for the periods indicated. Information about the VP Funds has been provided by the Adviser. Past performance of the Funds and the Variable Products Funds is not predictive of future performance. Investors should not consider performance data for the VP Funds as an indication of the future performance of the All America, Bond and Money Market Funds offered under this Prospectus.

       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1997

     FUND                                            ONE YEAR SINCE MAY 1, 1996*
     ----                                            -------- ------------------
     All America....................................   26.0%         21.9%
     Bond...........................................    8.9%          8.4%

-------
* Inception.

 AVERAGE ANNUAL TOTAL RETURNS OF SIMILAR FUNDS FOR PERIODS ENDED DECEMBER 31,
                                     1997

     FUND                   ONE YEAR FIVE YEARS TEN YEARS  SINCE MAY 1, 1996(1)
     ----                   -------- ---------- ---------  --------------------
     VP All America........   26.8%     N/A(2)     N/A(2)          23.0%
     VP Bond...............   10.4%     8.4%       9.1%(3)          9.8%

-------
(1) For comparison, average annual total return for the VP All America Fund and VP Bond Fund are given from this date.
(2) The VP All America Fund began operations in its current form on May 2, 1994, from which date its investment policies, objectives and strategies have been substantially identical to those of the All America Fund. VP All America Fund's average annual total return for the period May 2, 1994 through December 31, 1997 was 23.4%.
(3) The current portfolio manager of the VP Bond Fund, who has been the portfolio manager of the Bond Fund since inception, became the VP Bond Fund's portfolio manager in February 1991.

                MONEY MARKET TOTAL RETURN AND YIELD INFORMATION

For the Money Market Fund, total return was 3.5% for the period May 1, 1997 (commencement of operations) through December 31, 1997. Set forth below is the current yield information for the Money Market Fund for the seven-day period ended December 31, 1997, computed to include and exclude realized and unrealized gains and losses. Yields may fluctuate from the amounts shown.

     Annualized Yield:
       Including gains and losses.....................................      5.6%
       Excluding gains and losses.....................................      5.6%
     Average maturity of portfolio at end of period................... 18.4 Days

For the VP Money Market Fund, total return was 5.5% for 1997 and current yield (annualized) for the seven-day period ended December 31, 1997 was 5.6%.

Results for the VP All America Fund, VP Bond Fund and VP Money Market Fund are different than the results that were or would have been obtained for the All America Fund, Bond Fund and Money Market Fund of the Investment Company. The total operating expenses for each of the VP All America Fund and VP Bond Fund were .50% of average net assets during the periods shown above and for the VP Money Market Fund were .25% of average net assets (additional expenses were paid at the separate account level), while the annual total operating expenses of the All America Fund, Bond Fund and Money Market Fund of the Investment Company are estimated as .85%, .70% and .40%, respectively, of average net assets. The VP All America Fund, from May 1994 until June 1995, had a Subadviser for approximately 10% of the Fund's assets currently managed by the Adviser. In addition, the assets of the VP All America Fund, VP Bond Fund and VP Money Market Fund at year end 1997 were $700 million, $414 million and $67.5 million, respectively.

                 GENERAL DESCRIPTION OF THE INVESTMENT COMPANY

The Investment Company was formed as a Maryland corporation on October 27, 1994. It is a diversified, open-end management investment company as those terms are defined in the Investment Company Act of 1940 (the "1940 Act"). Its investment adviser is Mutual of America Capital Management Corporation (the "Adviser"). Shares of the Funds are offered on a no-load basis.

As a "series" type of mutual fund, the Investment Company issues separate classes (or series) of stock, each representing a separate portfolio of securities ("Fund"). Currently, the Investment Company consists of the All America Fund, the Bond Fund and the Money Market Fund. Additional Funds may be established in the future. The Investment Company does not issue certificates for shares of Funds purchased.

The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities or other public entities and other institutional investors. Currently, the Investment Company requires a minimum initial investment of $25,000, except that this requirement may be waived by the Investment Company in its discretion for certain institutional investors. The minimum amount for additional purchases of Fund shares currently is $5,000.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

INVESTMENT OBJECTIVES

Each Fund of the Investment Company has a different investment objective which it pursues through separate investment policies. The investment objectives of each Fund may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund affected. There can be no assurance that a Fund will meet its objectives. The investment objectives and policies of each Fund are discussed below. Particular types of securities in which the Funds may invest and any applicable percentage limitations for such securities are discussed below under "Other Portfolio Strategies and Associated Risk Factors."

The differences in objectives and policies among the Funds can be expected to affect the return of each Fund and the degree of market and financial risk to which each Fund is subject. As used in the following discussion, "market risk" refers to the volatility of the reaction of the price of a security to changes in conditions in the securities markets in general and, with particular reference to debt securities, changes in the overall level of interest rates (prices decline when interest rates rise); "financial risk" refers to the ability of an issuer of a debt security to pay principal and interest on that security and to the earning stability and overall financial soundness of an issuer of an equity security; and "current income volatility" refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of a Fund.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index") by providing a diversified portfolio of assets with diversified management and a broad exposure to the market. At least 65% of the All America Fund's total assets will be invested in equity securities under normal market conditions, and the issuers of at least 80% of the Fund's total assets will be United States corporations or entities.

INDEXED ASSETS. The investment objective for approximately 60% of the assets of the All America Fund (the "Indexed Assets") is to provide investment results that to the extent practical correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

The Adviser will attempt to duplicate the investment results of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation chooses the stocks to be included in the S&P 500 Index solely on a statistical basis. The inclusion of a stock in the S&P 500 Index does not imply an opinion by Standard & Poor's Corporation that the stock is an attractive investment. An investment in the Fund involves risks similar to those of investing in common stocks. The Adviser will attempt to fully invest the Indexed Assets at all times in the stocks that comprise the S&P 500 Index, and at least 80% of the Indexed Assets will be so invested. The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. Stocks will be selected for the Fund's portfolio in the order of their weightings in the S&P 500 Index beginning with the heaviest weighted stocks. The percentage of the Fund's assets invested in each of the selected stocks will be approximately the same as the percentage the stock represents in the S&P 500 Index.

The Adviser will manage the Indexed Assets using a computer program to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. Initially the Fund contemplates executing all transactions through a single broker. From time to time, administrative adjustments may be made in the Fund's portfolio because of changes in the composition of the S&P 500 Index, but such changes should be infrequent.

The Adviser believes that the indexing approach described above is an effective method of substantially duplicating percentage changes in the S&P 500 Index. It is a reasonable expectation that there will be a close correlation between the Indexed Assets' performance and that of the S&P 500 Index in both rising and falling markets. The Adviser will attempt to achieve a correlation between the performance of the Indexed Assets and that of the S&P 500 Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Indexed Assets' net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500 Index. The Fund will invest in stock index futures contracts, options on stock indexes, options on stock index future contracts, puts and calls to the extent necessary to attempt to achieve this correlation. The Adviser's ability to correlate the Indexed Assets' performance with the S&P 500 Index, however, may be affected by, among other things, changes in securities markets, the manner in which the S&P 500 Index is calculated by Standard & Poor's Corporation and the timing of purchases and redemptions. In the future, the Board of Directors, subject to the approval of shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks in general.

The Adviser's ability to duplicate the performance of the S&P 500 Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the S&P 500 Index to the maximum practicable extent. Mutual of America Life Insurance Company, the indirect parent corporation of the Adviser, invested $50 million in the All America Fund in connection with the commencement of the Fund's operations and will endeavor, itself or through an affiliate, to maintain a minimum asset balance in the Fund (including its investments and the investments of other shareholders) which is at least $25 million at any time, but does not guarantee to do so. As shareholders invest in the Fund, over time Mutual of America Life reserves the right to reduce its investment in the Fund consistent with the above Fund target minimum balance.

ACTIVE ASSETS. The investment objective for the remaining approximately 40% of the assets (the "Active Assets") is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments. The Active Assets will be invested by the Adviser and three subadvisers (each a "Subadviser", and together the "Subadvisers"), under a subadvisory agreement (each a "Subadvisory Agreement") between the Adviser and each of the Subadvisers. The Adviser will allocate the Active Assets to maintain, to the extent practicable under current market conditions, approximately equal amounts with the Subadvisers and the Adviser. The Subadvisers are Fred Alger Management, Inc. ("Alger Management"), Oak Associates, Ltd. ("Oak Associates"), and Palley-Needelman Asset Management, Inc. ("Palley-Needelman"). See "Investment Advisory Arrangements--The Subadvisers".

The Subadvisers and the Adviser each follow a different approach for the investment of the Active Assets. Palley-Needelman invests its portion of Active Assets in stocks that Palley-Needelman considers to be of high quality with lower than average price volatility and low price/earning ratios. Companies generally will have below market debt levels, earnings growth of 10% or more, current yield greater than the average of the S&P 500, and market capitalization of $1 billion or more. Oak Associates invests in mid- and large- sized capitalization stocks that have low current income and the potential for significant growth. Oak Associates monitors 400 stocks and at any one time invests its portion of the Fund in approximately 15-25 common stocks without regard for market industry weighting. Alger Management invests in stocks that it considers to be fundamentally sound with the potential for strong growth and for earnings in excess of market expectations. The securities of these companies often are traded in the over-the-counter market. Except during temporary defensive periods, the Alger Management portion of the Fund invests at least 65% of its assets in equity securities of companies that, at the time of the Fund's purchase of the securities, have total market capitalization within the range of capitalization of the companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, updated quarterly. The Adviser generally invests in stocks that it considers undervalued. Its approach is to identify companies with strong financials, substantial cash flow, conservative accounting, usually low debt-to-equity ratios and average market capitalization generally below $1 billion. Some of the companies whose stocks are purchased by Oak Associates, or by the Adviser for its portion of the Active Assets, may have limited Wall Street coverage and low institutional ownership.

Each of the Subadvisers and the Adviser will seek to achieve the investment objective of the Active Assets by investing in such securities that, based on certain fundamental and/or technical standards of selection, it determines offer attractive opportunities for total return through capital appreciation and, to a lesser degree, income. Assets in the All America Fund will be rebalanced periodically to retain the approximate 60%/40% relationship between Indexed Assets and Active Assets. The Adviser may manage cash allocated to the Active Assets prior to investment in securities by the Subadvisers.

The Active Assets of the All America Fund may be invested from time to time in foreign equity securities. A portion of the All America Fund's assets may be invested in money market instruments, pending more permanent investment or to effectively utilize cash reserves. (See "Money Market Fund" below for a discussion of money market instruments.) If, in light of economic conditions and/or the general level of common stock prices, the Adviser or a Subadviser considers that the All America Fund's investment objectives will not be met by using most of its portion of the Active Assets to buy equities or their equivalents, assets may be invested for temporary defensive purposes in high-grade debt securities or maintained in cash. The All America Fund will not invest in debt securities rated below investment grade. Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Adviser or a Subadviser, it is advantageous to do so.

The All America Fund also may enter into transactions in options on securities and options, futures contracts and options on futures contracts on indexes of securities, and engage in the buying and selling of options (both puts and calls): (1) on individual securities, (2) on groups of securities and (3) on futures of groups of securities. Any option or future purchased or sold by the Fund will be listed on a domestic exchange.

Because the All America Fund invests primarily in common stocks or in futures contracts with respect thereto, the Fund is expected to be subject to moderately high levels of market risk and moderate levels of financial risk.

BOND FUND

The primary investment objective of the Bond Fund is to provide a high level of current income. A secondary objective is preservation of shareholders' capital. The Bond Fund seeks to realize these objectives through careful selection and, when appropriate, active trading of bonds and other investments. The Adviser's emphasis generally is on income generation rather than market timing. The assets of the Bond Fund will consist primarily of publicly traded bonds. "Bonds" for this purpose means bonds and other types of debt securities, such as notes and debentures, and may include mortgage-backed securities and asset-backed securities, subject to the limitations set forth below under "Other Portfolio Strategies and Associated Risk Factors". Debt securities may carry certain equity features, such as conversion or exchange rights, or warrants for the acquisition of stocks of the same or different issuers, or participations based on revenues, sales or profits. Average maturities of securities held by the Bond Fund will vary according to market conditions and the stage of the interest rate cycle. Under normal market conditions, at least 65% of the Bond Fund's total assets will be invested in debt securities.

It is contemplated that at least 80% of the Bond Fund's assets will consist of
(1) domestic debt securities that have at the time of purchase a rating of at least Baa3 as determined by Moody's Investors Services, Inc. or BBB- as determined by Standard & Poor's Corporation or equivalent ratings of a similar nationally recognized rating service, which are investment grade securities;
(2) securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (3) cash; and (4) the types of money market instruments in which the Money Market Fund may invest. These instruments should be subject to little financial risk, to moderately high levels of market risk and to moderate current income volatility. Instruments rated in the lowest category of investment grade debt (BBB or Baa) may have speculative characteristics, and adverse changes in economic conditions or other adverse circumstances are more likely to lead to a weakened capacity to make principal and interest payments than would be the case with higher rated investment grade instruments. (A description of corporate bond ratings is set forth in the Investment Company's Statement of Additional Information.)

The remaining assets of the Bond Fund may be invested in (1) other debt securities that are unrated or rated lower than Baa3 or BBB-, which are sometimes referred to as high yield/high risk securities or "junk bonds", (2) Canadian and other foreign debt securities, and (3) debt securities issued in foreign markets by domestic issuers or their overseas subsidiaries if guaranteed by the parent.

The market value of fixed-income debt securities is affected by changes in general market interest rates. If interest rates fall, the market value of fixed-income securities tends to rise; however, if interest rates rise, the market value of fixed-income securities tends to fall. In recent years the volatility of the market for debt securities has increased significantly, and the market value of longer-term obligations has been subject to wide fluctuations, particularly as contrasted with short-term instruments. The Bond Fund may sell securities and realize gain or income to the extent such realizations are considered advantageous in light of existing market conditions.

It is not currently contemplated that more than 5% of the Bond Fund's total assets will consist of unrated securities or securities rated lower than Baa3 or BBB- ("junk bonds"). These securities may be subject to greater market and financial risk than higher quality (lower yield) securities. Since lower rated and unrated securities are generally issued by corporations that are not as creditworthy or financially secure as issuers of higher rated securities, there is a greater risk that issuers of lower rated (higher yield) securities will not be able to pay the principal and interest due on such securities, especially during periods of adverse economic conditions. Risk factors related to investments in lower rated and unrated securities are more fully described in the Statement of Additional Information.

The Bond Fund will not directly purchase common stocks. However, the Bond Fund may have up to 10% of the value of its total assets invested in stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. In addition, the Bond Fund may purchase preferred stocks, limited to 5% of the Bond Fund's total assets.

The Bond Fund may enter into transactions in options, futures contracts and options on futures contracts on United States Treasury securities and Government National Mortgage Association ("Ginnie Mae") Securities. To be included in the Bond Fund, options and futures must be traded on a domestic exchange.

MONEY MARKET FUND
The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund will invest only in money market instruments and other short-term debt securities.

Specifically, the Money Market Fund will invest only in the following kinds of money market instruments, payable in United States dollars: (1) securities issued or guaranteed by the United States Government or one of its agencies or instrumentalities ("government securities"); (2) negotiable certificates of deposit, bank time deposits, bankers' acceptances and other short-term debt obligations of domestic banks and foreign branches of domestic banks and U.S. branches of foreign banks (see "Other Portfolio Strategies and Associated Risk Factors--Foreign Securities and ADRs"), which at the time of their most recent annual financial statements show assets in excess of $5 billion; (3) certificates of deposit, time deposits and other short-term debt obligations of domestic savings and loan associations, which at the time of their most recent annual financial statements show assets in excess of $5 billion; (4) repurchase agreements covering government securities, certificates of deposit, commercial paper or bankers' acceptances; (5) commercial paper; (6) variable amount floating rate notes; and (7) debt securities issued by a corporation. These instruments are more fully described in the Statement of Additional Information.

The Money Market Fund may also enter into transactions in options, futures contracts and options on futures, contracts on United States Treasury securities and Eurodollar deposits. Such transactions and instruments are more fully described below and in the Statement of Additional Information.

The Money Market Fund declares dividends of net investment income on a semi-annual basis (see "Dividends, Distributions and Taxes"). Its net asset value per share will reflect income that has been earned but not yet paid as a dividend, until the income is distributed on the next dividend payment date. Accordingly, the Fund does not maintain a stable net asset value per share.

For purposes of the Money Market Fund's investment policy only, "money market instruments and other short-term debt securities" shall mean securities having a remaining maturity of up to 13 months. The dollar-weighted average maturity of the securities held by the Money Market Fund will not exceed 90 days.

All of the securities held by the Money Market Fund will have received (or be of comparable quality to securities which have received), at the time of the purchase, a rating in one of the two highest categories by any two nationally recognized statistical rating agencies and at least 95% of the securities held by the Money Market Fund will have received (or be of comparable quality to securities which have received), at the time of purchase, the highest rating by any two such rating agencies. (The Board of Directors of the Investment Company must approve or ratify the purchase of any security (other than any government security) which has received no rating or which has been rated by only one rating agency.) Securities which are subsequently downgraded below the two highest categories will be disposed of as soon as practicable absent a finding by the Board of Directors that this would not be in the best interests of the Fund.

The Money Market Fund will not invest more than 5% of its total assets in securities of, or subject such assets to puts from, any one issuer (other than government securities and repurchase agreements fully collateralized by government securities) provided that (x) the Fund may invest up to 10% of its total assets in securities issued or guaranteed by a single issuer with respect to which the Fund has an unconditional put and (y) with respect to 25% of its total assets the Fund may, with respect to securities meeting the highest investment criteria, exceed the 5% limit for up to three business days.

The Money Market Fund should be subject to relatively little market or financial risk but a relatively high level of current income volatility.

INVESTMENT RESTRICTIONS

The Investment Company has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of the Investment Company's outstanding voting securities (including a majority of the shares of each Fund). No Fund will: (1) with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one institution), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (2) with respect to at least 75% of the value of its total assets, purchase more than 5% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities; (3) make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets (other than investments by the Money Market Fund in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities); or (4) invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable. An investor should refer to the Statement of Additional Information for a complete description of such restrictions and policies.

OTHER PORTFOLIO STRATEGIES AND ASSOCIATED RISK FACTORS

Lending of Securities

A Fund may lend its securities, but not in excess of 30% of its total assets, to brokers, dealers and financial institutions and receive as collateral cash, securities issued or guaranteed by the United States Government or its agencies or instrumentalities, or letters of credit of certain banks selected by the Adviser, which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. The Fund will continue to receive interest or dividends on the securities lent, and in addition will receive a portion of the income generated by the short-term investment of cash received as collateral, or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Fund. The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights, such as voting rights or subscription rights. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms that the Adviser deems creditworthy. As with an extension of credit, however, there are risks of delay in recovery and even loss of rights in the collateral, should the borrower of securities default, become the subject of bankruptcy proceedings or otherwise be unable to fulfill its obligations or fail financially.

Borrowing

A Fund may borrow money from banks for temporary purposes, such as meeting redemption requests, and may pledge assets to secure such borrowings. The aggregate amount borrowed by a Fund may not exceed 5% of its total assets.

Repurchase Agreements

Repurchase Agreements are more fully described in the Statement of Additional Information. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund; in such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, there is a risk that, if the issuer of the repurchase agreement becomes involved in bankruptcy proceedings, the Fund might be delayed or prevented from liquidating the underlying security or otherwise obtaining it for its own purposes.

Foreign Securities and ADRs

In addition to investing in domestic securities, each Fund may invest in securities of foreign issuers, including such securities traded outside the United States. No Fund, however, will trade in foreign exchange or invest in securities of foreign issuers if, at the time of acquisition, more than 15% of its total assets taken at market value at the time of investment would be invested in foreign securities.

Because investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers, the Investment Company will consider these special factors before investing in foreign securities. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments and the difficulty of assessing economic trends in foreign countries. If it should become necessary, the Funds could encounter greater difficulties involving legal processes abroad than would be encountered in the United States. In addition, transaction costs in foreign securities may be higher. The Investment Company will not invest in foreign securities unless, in its opinion, such investments will meet the standard and objectives of a particular Fund. No Fund may concentrate its investments in any particular foreign country except Canada. Foreign issues guaranteed by domestic corporations are considered to be domestic securities.

ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. ADRs are not subject to the percentage limitations contained in the preceding paragraph. No Fund will purchase ADRs if the transaction would cause more than 20% of the Fund's total assets to be invested in ADRs.

Convertible Securities

The All America Fund may invest in convertible securities, which normally provide a higher yield than the underlying stock but a lower yield than a fixed-income security without the convertibility feature. The price of the convertible security normally will vary to some degree with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. The price of the convertible security also will vary to some degree inversely with interest rates.

Rule 144A Investments, Section 4(2) Commercial Paper and Illiquid Securities

Each Fund, with respect to not more than 10% of its total assets, may purchase securities which are not readily marketable, or "illiquid", including repurchase agreements of more than seven days' duration and variable and floating rate demand notes not requiring receipt of the principal note amount within seven days' notice. A Fund may incur higher transaction costs and require more time to complete transactions for the purchase and sale of illiquid securities than for readily marketable securities.

The Adviser will make a factual determination as to whether securities with contractual or legal restrictions on resale purchased by a Fund are liquid, based on the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the marketplace, pursuant to procedures adopted and regularly reviewed by the Board of Directors of the Investment Company. Securities which are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 (the "1933 Act") shall be considered liquid, provided the Adviser has not made a contrary determination regarding liquidity in accordance with the Board's procedures. Rule 144A permits certain qualified institutional buyers to trade in securities even though the securities are not registered under the 1933 Act. In addition, commercial paper privately placed in accordance with
Section 4(2) of the 1933 Act also will be considered liquid, provided the requirements set forth in the Board's procedures are satisfied.

Zero Coupon Securities and Discount Notes; Redeemable Securities

The Bond Fund may invest in discount notes (having maturities of one year or less) and zero coupon securities, some of which may be U.S. Government agency securities. Discount notes and zero coupon securities do not pay interest, but rather are issued at prices discounted from the principal (par) amount due at maturity. The difference between the issue price and the principal amount due at maturity (or the amount due at the expected redemption date in some cases if the securities are callable) is called "original issue discount". A Fund must accrue original issue discount as income, even if the Fund does not actually receive any payment under the security during the accrual period. The purchase price paid for zero coupon securities at the time of issuance, or upon any subsequent resale, reflects a yield-to-maturity required by the purchaser from the purchase date to the maturity date (or expected redemption date).

Zero coupon securities and discount notes may fluctuate more in market value and be more difficult for a Fund to resell during periods of interest rate changes in the economy than comparable securities that pay interest in cash at regular intervals. The market values of outstanding debt securities generally decline when interest rates are rising, and during such periods a Fund may lose more investment capital if it sells zero coupon securities prior to their maturity date or expected redemption date than if it sells comparable interest-bearing securities. In general, the longer the remaining term to maturity or expected redemption of a security, the greater the impact on market value from rising interest rates.

An issuer of debt securities, including zero coupon securities, often has the right after a period of time to redeem (call) securities prior to their stated maturity date, either at a specific date or from time to time. When interest rates rise, an issuer of debt securities generally is less likely to redeem securities that were issued at a lower interest rate, or for a lower amount of original issue discount in the case of zero coupon securities. In such instance, the period until redemption or maturity of the security may be longer than the purchaser initially anticipated, and the market value of the debt security may decline. If an issuer redeems a security when prevailing interest rates are relatively low, a Fund may be unable to reinvest proceeds in comparable securities with similar yields.

Derivative Securities

Each Fund may invest in certain securities referred to as "derivatives", although there is no clear definition of which instruments constitute derivatives. In general, derivatives are instruments whose values are based upon, or derived from, some underlying security or other asset, index or currency. For example, mortgage and other asset backed securities, options and futures contracts, and equipment trust certificates may be considered to be derivatives. The Funds do not invest in derivatives for speculative purposes. Each Fund may purchase derivatives that are debt securities to the extent consistent with its investment objectives and policies and may purchase options and futures contracts and options on futures contracts for hedging purposes, subject to the limitations set forth below.

Mortgage-Backed and Other Asset-Backed Securities

The Funds may invest in mortgage-backed securities, some of which are also considered to be U.S. Government securities. Some of these securities, such as pass-through certificates and participation certificates, represent interests in pools of mortgage loans and provide holders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Collateralized mortgage obligations ("CMOs") are mortgage-backed bonds secured by the cash flow of pools of mortgages, with the principal and interest payments on the underlying mortgages separated into different payment streams for different classes of bonds.

Mortgage-backed securities include securities guaranteed by the Government National Mortgage Association ("Ginnie Maes"), securities issued by the Federal National Mortgage Association ("Fannie Maes"), participation certificates issued by the Federal Home Loan Mortgage Corporation ("Freddie Macs") and CMOs issued by a Government instrumentality or agency. The timely payment of principal and interest is backed by the full faith and credit of the U.S. Government for Ginnie Maes but not for Fannie Maes, Freddie Macs or CMOs. The Funds also may invest in mortgage-backed securities of private corporations or other private issuers.

Unscheduled or early payments on the mortgages underlying a mortgage-backed security may shorten the effective maturities and impact the yield and price of the security. A decline in interest rates may lead to increased prepayment of the underlying mortgages, and a Fund holding mortgage-backed securities may have to reinvest proceeds received at lower rates of return. An increase in interest rates usually will cause the price of existing mortgage-backed securities issues to decline. Characteristics of underlying mortgage pools will vary, and it is not possible to predict completely accurately the realized yield or average life of a particular mortgage-backed security because of the principal prepayment feature.

The Funds also may invest in securities backed by consumer or credit card loans or other receivables or purchase interests in pools of such assets. Changes in interest rates may significantly affect the value of these securities, and prepayment rates will impact the yield and price of the securities. A decline in interest rates may result in increases in prepayment, although asset-backed securities generally are not expected to prepay to the same extent as mortgage-backed securities in such circumstances. The creditworthiness of an issuer of asset-backed securities also may impact the value of such securities. Because of these factors, it is not possible to predict completely accurately the realized yield or average life of a particular asset-backed security.

No Fund will invest more than 10% of its total assets in mortgage-backed securities that are not U.S. Government or agency securities, and no Fund will invest more than 10% of its total assets in other asset-backed securities. In addition, no Fund will invest in interest-only strips or principal-only strips ("IOs" or "POs") of mortgage or other asset backed issues and will not purchase the final or most speculative tranche of CMO or other asset-backed securities issues.

Equipment Trust Certificates

The Bond Fund may invest in equipment trust certificates. The proceeds of these certificates are used to purchase equipment, such as railroad cars, airplanes or other equipment, which in turn serve as collateral for the related issue of certificates. The equipment subject to a trust generally is leased by a railroad, airline or other business, and rental payments provide the projected cash flow for the repayment of the equipment trust certificates. Holders of equipment trust certificates must look to the collateral securing the certificates, and any guarantee provided by the lessee or any parent corporation for the payment of lease amounts, in the case of default in the payment of principal and interest on the certificates. No Fund will invest more than 5% of its total assets in equipment trust certificates.

Options and Futures

As noted, the Funds may enter into transactions in options, futures contracts and options on futures contracts. Such transactions will be used for hedging purposes only and not for speculation, and could include (1) the selling of call option contracts on portfolio securities (covered calls), and the buying of call option contracts on such securities to close out a position acquired through the sale of such options; (2) the buying of put option contracts on securities owned by a Fund, and the selling of put option contracts on securities owned by a Fund to close out a position acquired through the purchase of such options; (3) purchases and sales of futures contracts, and purchases of options on futures contracts, on fixed-income securities; and (4) purchases and sales of options on futures contracts, and purchases of options on futures contracts, on indexes of securities. If a hedging transaction in any such instrument is successful, a Fund's losses on portfolio securities, or the increased cost of securities to be acquired, should be offset, in whole or part, by corresponding gains on the hedging position. The Funds will only enter into transactions in options, futures and options on futures which are traded on securities or commodities exchanges located in the United States.

No Fund will purchase a put or call option, including straddles or spreads, if the value of its premium, when aggregated with the premiums on all other options held by the Fund, would exceed 5% of the Fund's total assets. No Fund will enter into futures contracts or purchase or write related options if the sum of the aggregate initial margin deposits on futures contracts and premiums paid for related options exceeds 5% of the market value of the Fund's total assets, calculated in accordance with Commodity Futures Trading Commission regulations.

A risk in all options, futures and options on futures transactions is a possible lack of liquidity, which could make it difficult or impossible to close out existing positions and realize gains or limit losses. The liquidity of a secondary market in futures contracts or options on futures contracts may be adversely affected by "daily price fluctuation limits" established by the exchanges on which such instruments are traded, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the limit in a particular contract has been reached, no further trading in such contract may occur beyond such limit, thus preventing the liquidation of positions, and requiring traders to make additional variation margin payments. Market liquidity in options, futures contracts or options on futures contracts also may be adversely affected by trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity.

The Funds also are subject to the risk of imperfect correlation between securities held in their portfolios and the security or securities underlying options, futures contracts or options on futures contracts traded. In the case of options, futures contracts or options on futures contracts based on an index of securities, a Fund's portfolio will not duplicate the composition of the index and, in the case of options, futures contracts and options on futures contracts on fixed-income securities, the portfolio securities being hedged may not be the same as the securities underlying such instruments. Consequently, the Funds bear the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

A Fund may sell futures contracts on fixed-income securities in anticipation of a rise in interest rates, which would cause a decline in the value of fixed-income securities held in the Fund's portfolio. Similarly, a Fund may sell stock index futures contracts in anticipation of a general market wide decline which would reduce the value of its portfolio of stocks. In either case, if the expected decrease in the value of portfolio securities occurs, the reduction in net asset value may be offset, in whole or in part, by corresponding gains on the futures position. Conversely, where a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired should be offset, in whole or in part, by gains on the futures position.

A Fund, instead of purchasing or selling futures contracts, also may purchase call or put options on futures contracts in order to protect against declines in the value of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less risk in hedging a portfolio than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. As in the case of purchases and sales of futures contracts, a Fund may be able to offset declines in the value of portfolio securities, or increases in the cost of securities acquired, through gains realized on its purchases of options on futures. A Fund may also purchase put options on securities or stock indexes for the same types of hedging purposes. The purchase of a put option on a security or stock index permits a Fund to protect against declines in the value of the underlying security or securities in a manner similar to the sale of futures contracts. The maximum risk assumed by a Fund in purchasing an option is the amount of the premium plus related transaction costs, although this entire amount may be lost.

In addition, the Funds may write call options on portfolio securities or on stock indexes to protect the value of their portfolios. In particular, when a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the option, less related transaction costs, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the option may have been written. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will be required to sell the security at a disadvantageous price, resulting in losses which may be only partially offset by the amount of the premium. A call option on a security written by a Fund will be covered through ownership of the security underlying the option or through ownership of an absolute and immediate right to acquire such security upon conversion or exchange of other securities held in its portfolio.

The Funds' hedging transactions and options on futures present certain other risk factors, which are described in the Statement of Additional Information.

       INVESTMENT ADVISORY, SUBADVISORY AND ADMINISTRATIVE ARRANGEMENTS

THE ADVISER

Subject to the direction and control of the Board of Directors of the Investment Company, Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022 (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America Life") that commenced operations in September 1993, manages the investment and reinvestment of the assets of each Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Company and the Adviser. The Adviser had total assets under management of approximately $8 billion at December 31, 1997, including assets of $2.0 billion of the Mutual of America Investment Corporation, a registered management investment company.

The Adviser's duties as investment adviser also include research and placing orders for the purchase and sale of securities. The Adviser is obligated to provide all of the office space, facilities, equipment, material and personnel necessary to perform its duties under the Advisory Agreement. See "The Funds' Expenses" below.

As compensation for its investment advisory services to each of the Funds of the Investment Company, the Adviser will receive a fee calculated as a daily charge at the annual rate of .50% of the value of the net assets in the All America Fund, .45% of the value of the net assets in the Bond Fund and .20% of the value of the net assets in the Money Market Fund. See "The Funds' Expenses" below.

THE SUBADVISERS

Fred Alger Management, Inc., 75 Maiden Lane, New York, New York 10038, serves as Subadviser for approximately 10% of the assets of the All America Fund. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which is owned by Alger Associates, Inc. Fred M. Alger III and David D. Alger are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries. Alger Management provides investment management services to institutional, corporate and individual clients, including other registered management investment companies, and serves as subadviser for approximately 10% of the assets of the All America Fund of the Mutual of America Investment Corporation. At December 31, 1997, Alger Management had approximately $7.7 billion in assets under management.

Oak Associates, Ltd., 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333, serves as Subadviser for approximately 10% of the assets of the All America Fund. Oak Associates is an Ohio limited liability company that prior to 1996 was a sole proprietorship of James Dravo Oelschlager doing business as Oak Associates. It provides investment management services for individual and corporate clients, primarily in connection with retirement plans, and serves as subadviser for approximately 10% of the assets of the All America Fund of the Mutual of America Investment Corporation. At December 31, 1997, Oak Associates had assets under management of approximately $6.2 billion.

Palley-Needelman Asset Management, Inc., 800 Newport Center Drive, Suite 450, Newport Beach, California 92660, serves as Subadviser for approximately 10% of the assets of the All America Fund. Palley-Needelman is jointly owned by Roger
B. Palley and Chet J. Needelman, both of whom have extensive experience in investment management. It provides investment management services to institutional, corporate and individual clients and other registered investment companies, and serves as subadviser for approximately 10% of the assets of the All America Fund of the Mutual of America Investment Corporation. At December 31, 1997, Palley-Needelman managed approximately $4.8 billion in assets.

Under the Subadvisory Agreements, each Subadviser, at its own expense and subject to the supervision of the Adviser and the Board of Directors of the Investment Company, renders investment advisory services and assumes the Adviser's duties including research, making recommendations and regular reports to the Adviser and the Board of Directors of the Investment Company and maintenance of certain records. The Subadvisers are also obligated to provide all of the office space, facilities, equipment, material and personnel necessary to perform their duties under the Subadvisory Agreements. The Adviser, and not the All America Fund, will pay to the Subadvisers an amount calculated daily at the following annual rates: Palley-Needelman, .30%; Oak Associates, .30%; and Alger Management, .45%, of the value of the net assets for which the Subadviser is providing investment advisory services.

PORTFOLIO MANAGERS

Set forth below is information about the persons employed by the Adviser or Subadvisers who are primarily responsible for the day-to-day management of the Funds' investments. No information is given for the Money Market Fund, based on the nature of the investments made by that Fund.

ALL AMERICA FUND. The Active Assets of the All America Fund are managed by three Subadvisers and the Adviser.

David D. Alger, President and Chief Executive Officer of Alger Management, is primarily responsible for the day-to-day management of the Alger Management portion of the Fund. He has been employed by Alger Management as Executive Vice President and Director of Research since 1971 and as President since 1995, and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management.

James D. Oelschlager is the portfolio manager of the Oak Associates portion of the Fund. Since establishing Oak Associates in 1985, Mr. Oelschlager has served as its portfolio manager. Previously, he served as the Assistant Treasurer of Firestone Tire & Rubber Company, where he was directly responsible for the management of the company's pension assets. Mr. Oelschlager is assisted with portfolio management responsibilities by Donna Barton, trading, Margaret Ballinger, new accounts, and Doug MacKay, equity research. These individuals have combined experience of over seventy years in the investment business and play a key role in the day-to-day management of the firm's portfolios.

Chet J. Needelman, Chief Executive Officer and Senior Investment Officer of Palley-Needelman, is responsible for the day-to-day management of the Palley-Needelman portion of the Fund. Mr. Needelman has over 30 years of investment experience as a security analyst, research director and portfolio manager. He has managed funds for foundations, corporations, endowments and mutual funds. He is the co-founder of Palley-Needelman Asset Management and its predecessor company, where he held various positions during the last 24 years. All investment decisions for Palley-Needelman Asset Management are made by an investment committee which includes Mr. Needelman, Mr. Palley and three other senior investment professionals.

Frederick M. Gallagher, Senior Vice President of the Adviser since June 1995, is responsible for the investments of the Adviser's portion of the Active Assets of the Fund. He also is responsible for the management of the small capitalization portion of the All America Fund of the Mutual of America Investment Corporation. Mr. Gallagher's previous position prior to joining the Adviser was as Senior Vice President/Equity Investments at Continental Asset Management Corporation. He has more than 30 years of experience in the investment management business.

BOND FUND. Andrew L. Heiskell, Executive Vice President of the Adviser, has responsibility for setting the Fund's fixed income investment strategy and overseeing the Fund's day-to-day operations. He has been an Executive Vice President of the Adviser since March 1, 1994 and served as Senior Vice President of the Adviser from March 1, 1993 to March 1, 1994. Mr. Heiskell has over 25 years of investment experience. He joined Mutual of America Life in February of 1991, where he was Senior Vice President until January 1, 1994. He has been the portfolio manager of the Mutual of America Investment Corporation's Bond Fund since 1991 and of the Mid-Term Bond and Short-Term Bond Funds since their inceptions in 1993. Prior to joining Mutual of America Life, Mr. Heiskell was employed by M. D. Sass, Inc.

ACCOUNTING AND RECORDKEEPING AGENT; TRANSFER AGENT

The Investment Company has entered into an Investment Accounting Agreement with the Adviser, pursuant to which the Adviser has agreed to serve as investment accounting and recordkeeping agent for the Funds and to calculate the net asset values of the Funds, effective January 2, 1997. The Investment Company has entered into a Transfer Agency and Service Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which State Street will serve as the transfer agent and dividend disbursing agent for Fund shares. The Funds will pay the Adviser and State Street for these services, and the compensation paid by the Funds is subject to the voluntary expense reimbursement of the Adviser. See "The Funds' Expenses" below.

                              THE FUNDS' EXPENSES

Each Fund is charged with brokers' commissions, transfer taxes and other fees relating to that Fund's portfolio transactions, pursuant to the Advisory Agreement. In addition, each Fund is responsible for a number of expenses relating to its operations, including: investment advisory fees; fees and expenses of independent directors; the fees and expenses of its independent certified public accountants and of its legal counsel; filing fees and expenses for the registration of the Investment Company or Fund shares under federal and state securities laws; printing and mailing costs of semi-annual reports to shareholders, proxy statements, prospectuses and statements of additional information and supplements thereto for existing shareholders; costs of providing to the Distributor camera ready copies of the Investment Company's prospectuses and statements of additional information and supplements thereto; costs of meetings of shareholders; costs and fees of custodians, transfer agents and accounting, recordkeeping and other agents; any federal, state or local income or other taxes; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and directors' and officers' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary expenses, to an annual rate of .85% of the value of average net assets of the All America Fund, .70% of the value of average net assets of the Bond Fund and .40% of the value of average net assets of the Money Market Fund. The Adviser may discontinue such policy at any time.

                            PORTFOLIO TRANSACTIONS

The Adviser, and the Subadvisers with respect to their portion of the All America Fund, are responsible for decisions to buy and sell securities for the Investment Company as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. In placing orders, it is the policy of the Investment Company to obtain the best price and execution.

The Adviser and Subadvisers place orders in connection with the purchase and sale of approved investments with various brokers, including affiliates. As a general matter, the Adviser and Subadvisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Adviser or a Subadviser may select broker-dealers which provide it with research services and may cause a Fund to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if in the Adviser's or Subadviser's view, the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements with affiliates of the Adviser or a Subadviser will be in accordance with the 1940 Act and the rules and regulations promulgated thereunder. No transactions may be effected by a Fund with an affiliate of the Adviser or a Subadviser acting as principal for its own account. When purchasing or selling securities trading on the over-the-counter market, the Adviser or a Subadviser will generally execute the transaction with a broker engaged in making a market for such securities.

                              PURCHASE OF SHARES

Shares of the Funds are purchased without a sales charge. Currently, the minimum initial required investment is $25,000 and the minimum required for each subsequent investment is $5,000. The Investment Company reserves the right to increase or decrease these minimums. The Investment Company continuously offers shares at prices equal to the respective per share net asset value of the Funds. Orders are executed at the net asset value per share next determined after the wire transfer is received by the Investment Company. Net asset value is determined in the manner set forth below under "Additional Information--Determination of Net Asset Value." The Investment Company reserves the right to reject any purchase order, to increase or decrease the minimum required initial and subsequent investments and to waive the minimum initial investment for certain institutional investors.

A prospective purchaser of Fund shares must complete an application, including any required resolutions, attached to this Prospectus. An application also may be obtained by writing to the Investment Company at the address on the cover page of the Prospectus. A prospective purchaser should deliver a completed application to a registered representative of the Distributor. After the Investment Company and Distributor have approved an application, the registered representative (or the Investment Company) will notify the prospective purchaser that the account has been established and that the purchaser may transmit the initial purchase amount.

All purchase amounts received by the Investment Company prior to 4:00 pm Eastern Time will be considered received that day. All purchase amounts received after 4:00 pm Eastern Time will be considered received on the next business day. The purchase price for a Fund's shares will be the net asset value of the Fund next determined following receipt by the Fund of the purchase amount in its account at State Street (normally as of the close of business that day).

Wire transfers of Federal funds may be made on any day on which the Investment Company, Federal Reserve Bank of New York, State Street and The Chase Manhattan Bank, N.A. (the custodian for the Investment Company) are open for business. It is currently anticipated that wire transfers will not be available on Saturdays and Sundays, and the holidays of Martin Luther King, Jr.'s Birthday, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, Christmas Day and New Year's Day.

All purchases must be made by wire transfer of Federal funds to the account specified below, accompanied by the identifying information noted below. Your bank may charge you a fee for the wire transfer. You may contact the Investment Company be telephone at 1-800-914-8716 between the hours of 9:00 am and 8:00 p.m. Eastern Time, Monday through Friday on any business day, to advise of an anticipated wire transfer. Your bank should wire funds according to these instructions:

    State Street Bank and Trust Company
    Boston, Massachusetts 02101
    ABA #011-000028
    BNF= AC-49097181, Mutual Funds F/B/O Mutual of America
    OBI= Purchaser:  [Name]      Acct. No.: [Shareholder's Tax I.D. Number]
    $    to the All America Fund; $   to the Bond Fund; and/or $   to the
    Money Market Fund

Your funds may be returned to you if the Investment Company does not have sufficient information to insure the correct processing of such funds or if your application has not yet been approved.

                       REDEMPTION AND EXCHANGE OF SHARES

REDEMPTIONS

The redemption price is the net asset value per share next determined after the receipt of proper notice of redemption. See "Additional Information-- Determination of Net Asset Value" below. The minimum amount for any redemption currently is $5,000, and the Investment Company reserves the right to increase or decrease the minimum. Redemption proceeds will be paid by wire transfer of Federal funds to the account specified in the shareholder's initial application or to such other account specified in writing to the Investment Company, in a form acceptable to the Investment Company, by an authorized person of the shareholder.

Payment upon redemption of Fund shares is normally made within seven days of receipt of such request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations). Redemption proceeds for a redemption order received by 4:00 pm Eastern Time on a business day usually will be transmitted on a trade date-plus-one basis, so that proceeds are transmitted on the next business day. Wire transfers for redemptions can be made on the same days as for purchases, described under "Purchase of Shares" above.

Redemption requests must be made in the manner specified below. The Investment Company reserves the right to redeem, upon not less than 30 days' written notice, all shares in a shareholder's Fund account when the aggregate value of the shares is less than $5,000. All redemptions will be paid in cash, except that the Investment Company reserves the right to redeem shares by the delivery, in whole or in part, of readily marketable securities in lieu of cash when a Fund redemption request by a shareholder totals more than 10% of the net asset value of the Fund.

EXCHANGES

A shareholder may exchange shares of one Fund for shares of another Fund. The minimum amount for an exchange currently is $5,000. Exchange orders are processed at the Funds' net asset values next determined after the exchange order is received. The Investment Company may terminate or modify the terms of the exchange privilege upon 30 days' written notice to shareholders, and the Investment Company may refuse to implement the purchase side of any exchange request that it concludes is based on a market timing or asset allocation strategy if the Investment Company determines such exchange would be disruptive to a Fund. An exchange is taxable as a sale of a security. Exchanges are available only in those states where the shares of the Fund to be purchased are available for sale.

REQUESTS FOR REDEMPTIONS AND EXCHANGES

Redemption and exchange requests may be made by telephone if the shareholder elects this option on its application or an amendment to the application. Requests should be made to the Investment Company at 1-800-914-8716 between the hours of 9:00 am and 8:00 pm Eastern Time, Monday through Friday on any business day. Requests received after 4:00 pm Eastern Time will be considered received the next business day.

Neither the Investment Company nor the Transfer Agent will be liable for any loss, damage or other expense resulting from any telephone exchange effected upon instructions reasonably believed to be genuine or for the inability of a shareholder to make a telephone request on any particular day. The Investment Company has instituted procedures it believes are reasonably designed to insure that redemption and exchange instructions are genuine, and it could be liable for losses caused by unauthorized or fraudulent instructions if those procedures are not followed. Procedures include verification of the shareholder's name, the personal identification number ("PIN") assigned by the Investment Company to the authorized person calling for the account, and the shareholder's account number (normally the tax identification number). Telephone exchange requests are recorded.

The Investment Company reserves the right to add to or modify its procedures in the future. If a shareholder for any reason on a particular day is unable to make a telephone request to the Investment Company, the shareholder may follow the procedure for written requests described below.

Redemption and exchange requests also may be made in writing and must specify the account name and number and the dollar amount or number of shares to be redeemed, and must set forth all necessary signatures. Written requests may be sent by first class mail to the Investment Company at 320 Park Avenue, New York, New York 10022, Attn: Mutual of America Institutional Funds, Inc.

The Investment Company may request signature guarantees for any redemption request that specifies the wiring of redemption proceeds to a shareholder account other than the account specified in the shareholder's application as amended.

AUTHORIZED PERSONS

Only authorized persons of a shareholder may make redemption or exchange requests to the Investment Company on behalf of the shareholder. Authorized officers or agents of a prospective purchaser of Fund shares must be specified in the application and any appropriate resolution completed and certified, as set forth in the application. The list of authorized persons may be amended only by written notice received by the Investment Company from the shareholder, certified by the corporate secretary or otherwise in a form acceptable to the Investment Company.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividend distributions will be declared semi-annually in the case of net investment income and annually in the case of net realized short or long-term capital gains. Dividend distributions will be automatically reinvested in full or fractional shares of the Fund to which they relate unless the shareholder elects on its application or an amendment to the application to have dividend distributions paid to it in cash or, in the case of the All America Fund and the Bond Fund, applied to purchase shares of the Money Market Fund (in which case the $5,000 minimum is waived). Cash dividend distributions will be paid by wire transfer of Federal funds. Payment of dividends normally will be made on the first business day of the following month at the net asset value as of the last business day of the month in which the dividend distribution is declared. Dividends and other distributions are taxable to a Fund's shareholders even though they are reinvested in additional shares of the Fund.

The Investment Company has elected the special tax treatment afforded a "regulated investment company" under certain provisions of the Internal Revenue Code (the "Code"). If it so qualifies, the Investment Company will not be subject to Federal income tax on that part of its ordinary income and net realized capital gains which it distributes to shareholders, thereby avoiding any Federal income tax liability on the distributed amounts. Since the Investment Company has more than one Fund, each Fund will be treated as a separate corporation for Federal income tax purposes. Therefore, the investments and results of each Fund must qualify independently. Although the Investment Company intends to operate each Fund so that it will have no Federal income tax liability, if any such liability is nevertheless incurred, the investment performance of that Fund will be adversely affected.

Section 4982 of the Code imposes an excise tax of 4% on each regulated investment company which does not make a "required distribution" to shareholders of 98% of its ordinary income for each calendar year and 98% of its capital gain income for the one year period ending October 31 of each year. The Investment Company intends to make the "required distributions" and to thereby avoid the excise tax. If a Fund were to distribute less than the required amount, then the 4% excise tax would apply to the deficiency.

For dividend purposes, the net investment income of each Fund will consist of dividends received, interest accrued and certain other income received by such Fund, plus or minus any amortized discount or premium, less the estimated expenses of such Fund. To qualify for treatment as a regulated investment company, a Fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock or securities, including foreign securities, and other income derived with respect to the business of investing in stock or securities. For purposes of this test, gross income is determined without regard to losses from the sale or other disposition of stock or securities.

The Investment Company intends to distribute all net realized long and short-term capital gains, if any, to the shareholders of the Fund or Funds to which such gains are attributable. Realized capital gains and losses of each Fund are computed separately for the purpose of determining capital gain distributions. The net capital gain of one Fund will not be reduced by any net capital losses incurred by any other Fund. Each Fund which has a net capital gain will be entitled to distribute the full amount of that capital gain as a capital gain distribution. Each Fund which has a net capital loss will be entitled to a carryover of that loss which it can apply against its capital gains in future years.

SHAREHOLDER TAXATION: Each investor should consult its own tax adviser as to the tax consequences of an investment in Fund shares. "Additional Discussion of Dividends, Distributions and Taxes" in the Statement of Additional Information contains further information that may be applicable to certain investors.

Dividends paid by a Fund out of its ordinary income and distributions of a Fund's net realized short-term capital gains (jointly, the "ordinary income dividends") are taxable to its shareholders as ordinary income. Distributions made from a Fund's net realized long-term capital gains, including long-term gains from certain transactions in futures and options, (the "capital gain dividends") are taxable to the Fund's shareholders as long-term capital gain.

A potential investor in a Fund should consider the impact of dividends or capital gains distributions which are expected to be declared in the near future or have been declared but not yet paid. It is anticipated that a portion of the dividends paid by the All America Fund, but not the Bond Fund, will qualify for the dividends-received deduction available to corporations.

SHAREHOLDER WITHHOLDING AND REPORTING: The Investment Company may be required to withhold for Federal income tax ("back-up withholding") from distributions made and the proceeds of redemptions to shareholders who have not provided a correct taxpayer identification number or made required certifications, or when the Investment Company or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to back-up withholding. Corporate shareholders and certain other entities named in the Internal Revenue Code are exempt from back-up withholding under certain circumstances. Any amount withheld by the Investment Company may be credited against the U.S. federal income tax liability of the shareholder.

Ordinary income dividends paid by a Fund to a shareholder that is a nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The Investment Company will provide annual reports to shareholders of the Federal income tax status of distributions made by the Funds invested in by the shareholders. Distributions also may be subject to state and local taxes. Each shareholder should consult its own tax adviser regarding the Federal, state and local tax consequences of the ownership and sale of Fund shares.

                            ADDITIONAL INFORMATION

DETERMINATION OF NET ASSET VALUE: The net asset value of each Fund (i.e., the sum of the value of the securities held by that Fund plus any cash or other assets including interest and dividends accrued minus all liabilities including accrued expenses) is determined once daily by the Adviser immediately after the declaration of dividends, if any, and is determined as of the time of the close of the regular trading session on the New York Stock Exchange (currently 4:00 pm Eastern Time) on each day during which such Exchange is open for trading.

The net asset value per share of a Fund is determined by dividing the Fund's net asset value by the number of Fund shares outstanding.

The value of the assets held in the Investment Company will be determined in the following manner. Investments for which market quotations are readily available are valued at the market value of such investments (except that, as discussed below, money market securities with a remaining maturity of 60 days or less may be valued at amortized cost). An equity security will be valued at the last sale price for such security on the principal exchange on which such security is traded, or at the last bid price on the principal exchange on which such security is traded if such bid price is of a more recent day than the last sale price. For any equity security not traded on an exchange but traded in the over-the-counter market, the value will be the last sale price, or if no sale, at the latest bid price available. Securities which are primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Debt securities will be valued at a composite fair market value, "evaluated bid," which may be the last sale price, by a valuation service selected by the Adviser. Portfolio securities or assets for which market quotations are not readily available will be valued at fair value as determined in good faith by the Adviser under the direction of the Board of Directors of the Investment Company.

Money market securities held by the Investment Company with a remaining maturity of 60 days or less will be valued on an amortized cost basis, which approximates market value; provided, however, that if the value determined under the amortized cost method is materially different from the actual market value, then even such short-term money market securities will be valued at market value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of securities initially purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter the Investment Company assumes a constant proportionate amortization in value until maturity of any discount or premium. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on that exchange. The Fund's net value will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the value, as determined above, of the option on the exchange where traded.

When a Fund writes a call option, the amount of the premium is included in the Fund's assets and an amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. For example, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Futures contracts, and options thereon, which are traded on commodities exchanges, are valued at their official settlement price as of the close of such commodities exchanges.

PERFORMANCE INFORMATION: Each Fund may include total return information, and the Bond Fund may include its yield and the Money Market its current yield, in advertisements or reports to shareholders. Average total return will be stated in terms of average annual compounded rate of return on a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund) and will reflect the deduction of a proportional share of Investment Company expenses, on an annual basis, and the assumption that all dividends and distributions are reinvested when paid. Total return may be stated in terms of the cumulative value of an investment in a Fund over the period. Yield will be based on the investment income per share during a particular 30 day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the net asset value per share on the last day of the period. Current yield will refer to the annualized net investment income (without reinvestment of income) generated by the Money Market Fund over a specified seven day period. See the Investment Company's Statement of Additional Information for a description of methods used to calculate total return and yield for the Funds.

DESCRIPTION OF THE INVESTMENT COMPANY'S SHARES: The authorized capital stock of the Investment Company consists of one billion shares of common stock, $.01 par value per share. The Investment Company does not issue certificates for Fund shares purchased. The shares of common stock of the Investment Company currently are divided into three classes of common stock: All America Fund, Bond Fund and Money Market Fund. The Investment Company may establish additional Funds and may allocate its shares either to such new classes or to one or more of the existing classes. As of the date of this Prospectus, substantially all of the outstanding shares of the All America and Bond Funds, and a significant portion of the shares of the Money Market Fund, were owned by Mutual of America Life Insurance Company, the indirect parent corporation of the Adviser, which made the initial investment for the Investment Company's operations.

All shares of common stock, of whatever class, are entitled to one vote, and the votes of all classes are cast on an aggregate basis, except on matters where the interests of the Funds differ. In such a case, the voting is on a Fund-by-Fund basis. Approval or disapproval by the shareholders of one Fund on such a matter would not generally be a prerequisite of approval or disapproval in another Fund. Shareholders in a Fund not affected by a matter generally would not be entitled to vote on that matter. Examples of matters which would require a Fund- by-Fund vote are changes in the fundamental investment policy of a particular Fund and approval of the Investment Advisory Agreement for the Fund. The Investment Company is not required to hold annual meetings. It will call a special meeting of shareholders when a meeting is requested by shareholders holding at least 25% of the outstanding shares of the Investment Company entitled to vote at the meeting except that a meeting to remove one or more directors shall be called when requested by 10% of the outstanding shares of the Investment Company entitled to vote at the meeting.

The shares of each Fund, when issued, will be fully paid and nonassessable and will have no preference, preemptive, conversion, exchange or similar rights. Shares do not have cumulative voting rights. Each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities. Accrued liabilities which are not allocable to one or more Funds will generally be allocated among the Funds in proportion to their relative net assets. In the unlikely event that any Fund incurred liabilities in excess of its assets, each other Fund could be liable for such excess.

DISTRIBUTOR: Mutual of America Securities Corporation, 320 Park Avenue, New York, New York 10022 (the "Distributor"), an indirect, wholly-owned subsidiary of Mutual of America Life, serves as the principal underwriter and distributor of Fund shares. The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Under the Distribution Agreement between the

Distributor and the Investment Company, the Distributor serves without compensation and is not obligated to distribute any specific amount of Fund shares. Registered representatives of the Distributor, located in 36 field offices throughout the United States, participate in the distribution of shares of the Funds.

INDEPENDENT AUDITOR: Arthur Andersen LLP, Certified Public Accountants, have been selected as the independent auditor of the Investment Company for its fiscal year ending December 31, 1998. Arthur Andersen LLP also acts as the independent auditor of the Adviser.

CUSTODIAN: The Chase Manhattan Bank, New York, New York, acts as Custodian of the Investment Company's assets.

LEGAL COUNSEL: Shereff, Friedman, Hoffman & Goodman, LLP, New York, New York, has been selected as counsel for the Investment Company, effective May 1, 1998.

YEAR 2000 COMPLIANCE: Many of the services provided to the Investment Company by the Adviser and the Distributor depend on the proper functioning of these companies' computer and computer-based systems, as well as those of their outside service providers. Many computers cannot distinguish the year 2000 from the year 1900, and this inability could potentially have an adverse impact on the handling of securities trades, the payment of interest and dividends, pricing, accounting and other recordkeeping services. The Adviser and the Distributor have performed a comprehensive review of their computer systems and are in the process of modifying or replacing any of their systems that cannot recognize the year 2000. They expect to significantly complete modifications and replacements by the end of 1998 and to perform appropriate systems testing during the 1999 calendar year. The Adviser is in the process of confirming with the Investment Company's outside service providers that their systems will be similarly modified or replaced to address the year 2000 issue. The Adviser and the Distributor anticipate that their computer systems and those of their outside providers will be adapted in time for the year 2000.

REPORTS TO SHAREHOLDERS: The fiscal year of the Investment Company ends on December 31 of each year. The Investment Company will send to its shareholders at least semiannually reports showing the Funds' portfolio securities and other information. An annual report containing financial statements, audited by independent certified public accountants, will be sent to shareholders each year.

INQUIRIES: All inquiries pertaining to the Investment Company's shares should be made in writing to Mutual of America Institutional Funds, Inc., 320 Park Avenue, New York, New York 10022 or to a registered representative of Mutual of America Securities Corporation at any one of its offices.

ADDITIONAL INFORMATION AVAILABLE: This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Statement of Additional Information, incorporated by reference into this Prospectus, may be obtained without charge as provided on the cover page of this Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

S&P 500 INDEX: The Indexed Assets of the All America Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the All America Fund or any member of the public regarding the advisability of investing in securities generally or in the Indexed Assets particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Investment Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Indexed Assets. S&P has no obligation to take the needs of the Indexed Assets or the owners of shares of the All America Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and does not participate in the calculation of the net asset value of the Indexed Assets, nor is S&P a distributor of shares of the All America Fund, and S&P has no obligation or liability in connection with the administration, marketing or trading of the All America Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE INDEXED ASSETS, OWNERS OF SHARES OF THE ALL AMERICA FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                   320 PARK AVENUE, NEW YORK, NEW YORK 10022
                               (800) - 914-8716

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1998

                                ---------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Mutual of America Institutional Funds, Inc. Prospectus dated May l, 1998 and retained for future reference.

A copy of the Prospectus to which this Statement of Additional Information relates is available at no charge by writing Mutual of America Institutional Funds, Inc. at the above address or by calling the telephone number listed above.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                          ------
GENERAL INFORMATION AND HISTORY.......................................... SAI-2
INVESTMENT POLICIES AND LIMITATIONS...................................... SAI-2
INVESTMENT RESTRICTIONS.................................................. SAI-6
MANAGEMENT OF THE INVESTMENT COMPANY..................................... SAI-7
INVESTMENT ADVISORY AND SUBADVISORY ARRANGEMENTS......................... SAI-9
ADMINISTRATIVE AGREEMENTS................................................ SAI-10
PORTFOLIO TRANSACTIONS AND BROKERAGE..................................... SAI-10
PURCHASE AND PRICING OF SECURITIES....................................... SAI-11
YIELD AND PERFORMANCE INFORMATION........................................ SAI-11
DESCRIPTION OF CORPORATE BOND RATINGS.................................... SAI-13
ADDITIONAL DISCUSSION OF DIVIDENDS, DISTRIBUTIONS AND TAXES.............. SAI-14
INDEPENDENT AUDITORS..................................................... SAI-17
CUSTODIAN................................................................ SAI-17
FINANCIAL STATEMENTS..................................................... SAI-17

                        GENERAL INFORMATION AND HISTORY

Mutual of America Institutional Funds, Inc. (the "Investment Company") is a diversified, open-end management investment company--a type of company commonly known as a "mutual fund". It is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"). The Investment Company was formed on October 27, 1994 as a Maryland corporation. As a "series" type of mutual fund, the Investment Company issues separate classes (or series) of stock, each of which represents a separate fund of investments. There are currently three funds: the All America Fund, the Bond Fund and the Money Market Fund.

                      INVESTMENT POLICIES AND LIMITATIONS

The following supplements the information contained in the Investment Company's Prospectus concerning the investment policies and limitations of its Funds. For information relating to the Funds' investment objectives, see "Investment Objectives and Policies of the Funds", and for information about the Adviser, see "Investment Advisory, Subadvisory and Administrative Arrangements" in the Prospectus and "Investment Advisory Arrangements" in this Statement of Additional Information.

NON-INVESTMENT GRADE DEBT SECURITIES ("JUNK BONDS")

The Bond Fund may, to a limited extent, invest in fixed-income securities which are rated in the lower rating categories of the nationally recognized rating services (Ba or lower by Moody's and BB or lower by Standard & Poor's), or unrated securities of comparable quality, sometimes referred to as high yield/high risk securities or as "junk bonds". Non-investment grade bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Non-investment grade bonds may be issued by less creditworthy companies or by larger, highly leveraged companies, and are frequently issued in corporate restructurings such as mergers and leveraged buy-outs. Such securities are particularly vulnerable to adverse changes in the issuer's industry and in general economic conditions. Non-investment grade bonds frequently are junior obligations of their issuers, so that in the event of the issuer's bankruptcy, claims of the holders of non-investment grade bonds will be satisfied only after satisfaction of the claims of senior security holders. While the non-investment grade bonds in which the Bond Fund may invest normally would not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy, there can be no assurance that such events would not occur after the Bond Fund purchases a particular security, in which case the Bond Fund may experience losses and incur costs.

Non-investment grade bonds tend to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of non-investment grade bonds than on higher-rated fixed-income securities. Like higher-rated fixed-income securities, non-investment grade bonds generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the non-investment grade bond market, which may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for non-investment grade bonds by various dealers. Adverse economic conditions or investor perceptions (whether or not based on economic fundamentals) may impair the liquidity of this market, and may cause the prices the Bond Fund may receive for any non-investment grade bonds to be reduced, or might cause the Bond Fund to experience difficulty in liquidating a portion of its portfolio. Under such conditions, judgment may play a greater role in valuing certain of the Bond Fund's portfolio securities than in the case of securities trading in a more liquid market.

While the Funds other than the All America Fund do not purchase non-investment grade bonds, these Funds may invest to a limited extent in fixed-income securities that could subsequently become non-investment grade bonds as a result of impairment of the issuer's credit. In such instances, the Fund holding a junk bond will consider disposing of the non-investment grade bonds if, in management's judgment, it is in the Fund's best interest to do so.

Reference is made to "Investment Objectives and Policies of the Funds" in the Prospectus for a more complete discussion of the investment objectives and policies of the Investment Company.

MONEY MARKET INSTRUMENTS

The following is a description of the money market securities the Money Market Fund may invest in, and that the All America Fund and Bond Fund may invest in to the extent noted, as referred to in the Prospectus under "Investment Objectives and Policies of the Funds."

                                     SAI-2

U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years and Treasury bonds generally have a maturity of greater than five years.

Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Student Loan Marketing Association, Maritime Administration, Small Business Administration and the Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, Federal Farm Credit Banks, Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks and Banks for Cooperatives. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Shares of the Investment Company are not themselves insured or guaranteed by the United States Government or any agency thereof.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate of which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Variable Amount Floating Rate Notes. Variable floating rate notes are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a weekly basis.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer term issues.

REPURCHASE AGREEMENTS

Under a repurchase agreement, underlying debt instruments are acquired for a relatively short period (usually not more than one week and never more than one year) subject to an obligation of the seller to repurchase (and the appropriate Fund to resell) the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. Accrued interest on the underlying security will not be included for purposes of valuing a Fund's assets.

Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Funds enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in U.S. Government securities whose creditworthiness has been reviewed and found satisfactory by the management of the Investment Company, and who have, therefore, been determined to present minimal credit risk.


                                     SAI-3

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the Funds may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund; in such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines.

OPTIONS AND FUTURES

As described in the Prospectus, the Funds noted may enter into transactions in options, futures contracts and options on futures contracts on securities and indexes of securities for hedging purposes only. With respect to options and futures, the Funds may engage in strategies which include buying and selling covered calls and puts and buying and selling call options on groups of securities and on the futures of groups of securities.

PUT AND CALL OPTIONS

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays a Fund (the seller) a premium, which the Fund retains whether or not the option is exercised. The seller of the call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option will benefit a Fund if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Fund risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security. Depending on the premium for the call option purchased by the Fund, the Fund will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option a Fund (the purchaser) pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of the put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

A Fund may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the Fund, the Fund will realize a profit or loss on the transaction.

INDEX OPTIONS, FUTURES AND OPTIONS ON FUTURES

Index options, futures contracts and options on futures contracts can be used in anticipation of or in a general market or market sector decline that may adversely affect the market value of a Fund's portfolio of securities. To the extent that a Fund's portfolio of securities changes in value in correlation with a given stock index, hedging transactions in options, futures contracts or options on futures contracts could reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities' positions in the portfolio with resultant transactions costs. The stock index underlying an option or futures contract assigns weighted values to the stocks involved in the index, and the value of the index fluctuates with changes in the market values of the stocks so included.


                                     SAI-4

Options on stock indexes are based on indexes of securities such as the Standard & Poor's 100 Index, the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. Options on stock indexes, like options on individuals securities, are traded on national securities exchanges regulated by the Securities and Exchange Commission such as the Chicago Board Options Exchange, the American Stock Exchange and the New York Stock Exchange.

A futures contract on fixed income securities requires the seller to deliver, and the purchaser to accept delivery of, a stated quantity of a given type of fixed income security for a fixed price at a specified time in the future. A futures contract or option on a stock index provides for the making and acceptance of a cash settlement equal to the change in value of a hypothetical portfolio of stocks between the time the contract is entered into and the time it is liquidated, times a fixed multiplier. Futures contracts may be traded domestically only on exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission ("CFTC"), such as the Chicago Board of Trade. All transactions are settled through the clearing house of the contract market, which acts as the guarantor of the performance of each party to all futures contracts cleared.

An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a "long" position in the underlying futures contract (in the case of a call option on a futures contract), or a "short" position in the underlying futures contract (in the case of a put option on a futures contract), at a fixed price up to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties are subject to all of the risks associated with the trading of futures contracts, such as payment of margin deposits.

Options on futures contracts are traded on the same contract markets as the underlying futures contracts, subject to the performance guarantee of the contract market clearing house. A futures contract or an option on a futures contract may be closed out prior to maturity or expiration by entering into a liquidating transaction in the same instrument on the contract market on which the original position was established.

Unlike a Fund purchasing or selling a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as "initial margin". The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily or intraday basis as the price of the underlying instrument or stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark to market. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

RISKS ASSOCIATED WITH OPTIONS AND FUTURES

Transactions in options, futures contracts and options on futures contracts may increase a Fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with a Fund's investment objectives.

The trading of options, futures contracts and options on futures contracts also involves risks, in addition to those set forth in the Prospectus. For example, the trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Further, the ability to profit from the purchase of an option and liquidate the underlying futures contract, is subject to the risks of margin payments and the availability of a liquid market. With respect to options and options on futures contracts, the Funds are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. In writing a covered call option on a security or a stock index, the Funds also incur the risk that changes in the value of the instruments used to cover the position will not correlate precisely with changes in the value of the option or underlying the index or instrument.

                                     SAI-5

The exchanges on which options, futures contracts and options on futures contracts are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers).

The opening of a futures position and the writing of an option are transactions which involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Because the Funds will engage in transactions in options, futures contracts and options on futures contracts on securities and indexes of securities for hedging purposes only, any losses incurred in connection with these transactions should, if the hedging strategy is successful, be offset by increases in the value of securities or other assets held by the Funds or decreases in the prices of securities or other assets the Fund intends to acquire. Were a Fund to write options on securities or options on stock indexes for other than hedging purposes, the margin requirements associated with such transactions could expose the Fund to greater risk.

Regulations of the CFTC require that a Fund enter into transactions in futures contracts and options on futures contracts for hedging purposes only or otherwise to limit its initial futures margins and related option premiums paid to an amount not to exceed 5% of the value of the Fund's assets, in order to assure that the Fund is not deemed to be a "commodity pool" and the Investment Company is not a "commodity pool operator" as defined in CFTC regulations.

                            INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies and may not be changed without the approval of a majority of the outstanding voting shares of the affected Fund. No Fund will:

 1. purchase or sell options or futures except those listed on a domestic exchange;

 2. trade in foreign exchange, or invest in securities of foreign issuers if at the time of acquisition more than 20% of its total assets, taken at market value at the time of the investment, would be invested in such securities (see "Foreign Securities" in the Prospectus);

 3. make an investment in order to exercise control of management over a company (either singly or together with any other Fund);

 4. underwrite the securities of other companies;

 5. make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

 6. purchase commodities or commodity contracts, except to the extent described in the Prospectus and herein with respect to futures and related options;

 7. with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one institution), other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

 8. with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

 9. issue senior securities, except that each Fund may borrow as described in restriction 13 below (the issuance and sale of options and futures not being considered the issuance of senior securities) and except as permitted by the rules and regulations of the Investment Company Act or an exemption thereunder and with any required approval of the shareholders of the Investment Company;

10. make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

                                     SAI-6

11. purchase real estate or mortgages directly, except that the All America Fund may buy shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system, and the Bond Fund may buy mortgage-backed debt issues;

12. purchase any securities issued by any other investment company except as permitted under the Investment Company Act and in accordance with applicable state law;

13. purchase any security on margin, except for short-term credit necessary for clearance of portfolio transactions or in connection with permitted options and futures contracts, or borrow money, except from banks for temporary purposes, or pledge its assets unless to secure such borrowing. The Funds may borrow money from or pledge their assets to banks in order to transfer funds for various purposes, as required, without interfering with the orderly liquidation of securities in their portfolios, but not for leveraging purposes. Such borrowings may not exceed 5% of the value of a Fund's total assets at market value;

14. make loans, except loans of portfolio securities (not exceeding 30% of the value of its total assets at market value) or loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered the making of a loan);

15. invest more than 10% of its total assets in repurchase agreements or time deposits maturing in more than seven days or in portfolio securities not readily marketable; or

16. purchase oil, gas or mineral interests, except that the Funds may purchase securities of issuers that invest in oil, gas or mineral interests.

  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation.

                     MANAGEMENT OF THE INVESTMENT COMPANY

DIRECTORS AND OFFICERS

The Directors of the Investment Company consist of five individuals, four of whom are not "interested persons" of the Investment Company as defined in the Investment Company Act of 1940. The Directors of the Investment Company are responsible for the overall supervision of the operations of the Investment Company and perform the various duties imposed on the directors of investment companies by the Investment Company Act of 1940. The Board of Directors elects officers of the Investment Company annually.

The Directors and Officers of the Investment Company and their principal employment are as follows:

                          POSITION HELD WITH         PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS       THE INVESTMENT COMPANY       DURING PAST FIVE YEARS
 ----------------       ----------------------       ----------------------
 Kevin M. Kearney       Director                Partner, Wingate, Kearney &
 Brooklyn, NY                                   Cullen (law firm).
 Dolores J. Morrissey*  Chairman of the Board,  President and Chief Executive
 Mutual of America       President and Director Officer of Mutual of America
 Securities Corporation                         Securities Corporation
 320 Park Avenue                                ("Distributor") since August
 New York, NY 10022                             1996; Executive Vice President
                                                and Assistant to the President
                                                of the Adviser from March 1996
                                                to December 1996; President and
                                                Chief Executive Officer of the
                                                Adviser June 1994 - March 1996;
                                                Executive Vice President and
                                                Chief Investment Officer--
                                                General Account of the Adviser
                                                from September 1993 until June
                                                1994. Executive Vice President
                                                of Mutual of America Life
                                                Insurance Company ("Mutual of
                                                America Life") until January
                                                1994.
 John T. Sharkey        Director                Vice President--Corporate
 New York, NY                                   National Accounts, MCI
                                                Communications.
 John R. Silber         Director                Chancellor, Boston University.
 Boston, MA
 Patrick J. Waide, Jr.  Director                Chief Operating Officer,
 New York, New York                             Sullivan & Company, New York,
                                                New York since September 1996;
                                                Executive Vice President and
                                                Chief Financial Officer of the
                                                Bessemer Group, Inc., and
                                                Senior Vice President and Chief
                                                Financial Officer of Bessemer
                                                Securities, until January 1996.

                                     SAI-7

                               POSITION HELD WITH          PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS            THE INVESTMENT COMPANY       DURING PAST FIVE YEARS
 ----------------            ----------------------       ----------------------
 Manfred Altstadt       Senior Executive Vice President  Senior Executive Vice
 Mutual of America       and Treasurer                   President and Chief
 Life Insurance Company                                  Financial Officer since
 320 Park Avenue                                         September 1993 of the
 New York, NY 10022                                      Adviser. Senior
                                                         Executive Vice President
                                                         and Chief Financial
                                                         Officer of Mutual of
                                                         America Life and The
                                                         American Life Insurance
                                                         Company of New York
                                                         ("American Life").
 Patrick A. Burns       Senior Executive Vice President, Senior Executive Vice
 Mutual of America       General Counsel                 President and General
 Life Insurance Company                                  Counsel since September
 320 Park Avenue                                         1993 of the Adviser.
 New York, NY 10022                                      Senior Executive Vice
                                                         President and General
                                                         Counsel of Mutual of
                                                         America Life and
                                                         American Life since
                                                         February 1994. Prior
                                                         thereto, Executive Vice
                                                         President and General
                                                         Counsel of Mutual of
                                                         America Life and
                                                         American Life.
 Amir Lear              Senior Vice President and        Senior Vice President,
 Mutual of America Life  Chief Financial Officer         Office of the President
 Insurance Company                                       of Mutual of America
 320 Park Avenue                                         since February 1994;
 New York, NY 10022                                      prior thereto, Vice
                                                         President of Mutual of
                                                         America; Senior Vice
                                                         President and Chief
                                                         Financial Officer of
                                                         Distributor.
 Stanley M. Lenkowicz   Senior Vice President,           Senior Vice President
 Mutual of America Life  Deputy General Counsel          and Deputy General
 Insurance Company       and Secretary                   Counsel since March 1995
 320 Park Avenue                                         of Mutual of America
 New York, NY 10022                                      Life; prior thereto,
                                                         Senior Vice President
                                                         and Associate General
                                                         Counsel.

-------
* Ms. Morrissey is an "interested person" within the meaning of the Investment Company Act.
The officers and directors of the Investment Company own none of its outstanding shares. The Investment Company has no Audit Committee.

Pursuant to the terms of the Investment Advisory Agreement described under the caption "Investment Advisory Arrangements", Mutual of America Capital Management Corporation, as investment adviser (the "Adviser"), pays all compensation of officers and employees, if any, of the Investment Company. All directors of the Investment Company who are affiliated persons of the Adviser or its affiliates serve without compensation. Set forth below is a table showing the compensation to be paid to the directors of the Investment Company during 1997.

                                                      PENSION OR                       TOTAL COMPENSATION FROM
                                                  RETIREMENT BENEFITS ESTIMATED ANNUAL INVESTMENT COMPANY AND
                          AGGREGATE COMPENSATION  ACCRUED AS PART OF   BENEFITS UPON      OTHER INVESTMENT
    NAME OF DIRECTOR      FROM INVESTMENT COMPANY    FUND EXPENSES       RETIREMENT     COMPANIES IN COMPLEX
    ----------------      ----------------------- ------------------- ---------------- -----------------------
Kevin M. Kearney........          $13,601(2)             None               None               $13,601(2)
Dolores J. Morrissey....            None (1)             None               None                 None (1)
*Fioravante G. Perrotta.            None (2)             None               None                 None (2)
John T. Sharkey.........          $14,102(2)             None               None               $14,102(2)
John R. Silber..........          $17,003(2)             None               None               $17,003(2)
Patrick J. Waide, Jr....          $14,735(2)             None               None               $14,735(2)

-------
* Mr. Perrotta resigned as a director of the Investment Company in September, 1997.
(1) As an employee of the Adviser and an "interested person" of the Investment Company, Ms. Morrissey serves as director of the Investment Company and of Mutual of America Investment Corporation without compensation.
(2) Directors who are not "interested persons" of the Investment Company receive from the Investment Company an annual retainer of $10,000, a fee of $1,000 for each Board or Committee meeting attended and business travel and accident insurance and life insurance. Mr. Perrotta, who is not an officer or employee of the Adviser or Mutual of America Life, received such retainer, meeting fee and insurance coverage (for total compensation of $12,360 in 1997) from the Adviser.

As of the date of this Prospectus, the Adviser owned approximately 90% of the outstanding shares of the Investment Company. The Adviser has the right to vote its shares at any meeting of shareholders.


                                     SAI-8

               INVESTMENT ADVISORY AND SUBADVISORY ARRANGEMENTS

Investment Adviser. The Investment Company's investment adviser is Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life, 320 Park Avenue, New York, New York 10022, a New York corporation.

Subject at all times to the supervision and approval of the Investment Company's Board of Directors and except as discussed below under "Subadvisers", the Adviser renders investment advisory services with respect to the All America Fund and Bond Fund in a manner consistent with the stated investment policies, objectives and restrictions of the Funds. In connection therewith, the Adviser advises the Investment Company as to what investments should be purchased and sold and places orders for all such purchases and sales on behalf of the Investment Company. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940.

Advisory Fees. As compensation for its investment advisory services to each of the Funds of the Investment Company, the Adviser will receive a fee calculated as a daily charge at the annual rates of .50% of the value of the net assets of the All America Fund; and .45% of the value of the net assets of the Bond Fund; and .20% of the value of the net assets of the Money Market Fund. The total amount of advisory fees paid by the Investment Company to the Advisor in 1997 was $389,920, of which $291,620 was paid by the All America Fund, $94,370 was paid by the Bond Fund and $3,930 was paid by the Money Market Fund, and in 1996 was $232,287, of which $171,293 was paid by the All America Fund and $60,994 was paid by the Bond Fund.

Advisory Agreement. The Investment Advisory Agreement (the "Advisory Agreement") was approved by a majority of the non-interested members of the Investment Company's Board of Directors (the "non-interested directors") on February 8, 1996 with respect to the Bond Fund on March 12, 1996 with respect to the All America Fund and on February 24, 1997 with respect to the Money Market Fund. The Advisory Agreement was approved by a vote of the Adviser, as the Fund's sole shareholder, on April 23, 1996. The Advisory Agreement will be submitted to a vote of the Investment Company's shareholders at the first meeting of shareholders following the effectiveness of the Registration Statement.

The Advisory Agreement terminates automatically in the event of its assignment or, with respect to any Fund, upon 60 days' notice given by the Investment Company's Board of Directors, by the Adviser or by majority vote (as defined in the Investment Company Act of 1940 and the rules thereunder) of the Fund's shares. Otherwise, the Advisory Agreement will continue in force with respect to any Fund for two years from its execution and thereafter so long as its continuance is approved at least annually by (i) a majority of the members of the Investment Company's Board of Directors, or (ii) a majority vote (as defined in the Investment Company Act of 1940 and the rules thereunder) of the Fund's shareholders; provided that in either event such continuance will also be approved by the vote of a majority of directors who are not interested persons (as defined in the Investment Company Act of 1940).

Under the Advisory Agreement, the Adviser agrees to provide investment management services to the Investment Company. Such services include performing investment research and evaluating pertinent economic, statistical and financial data; consultation with the Investment Company's Board of Directors and furnishing to the Investment Company's Board of Directors recommendations with respect to the overall investment plan; implementation of the overall investment plan, including carrying out decisions to acquire or dispose of investments; management of investments; reporting to the Investment Company's Board of Directors on a regular basis on the implementation of the investment plan and the management of investments; maintaining all required records; making arrangements for the safekeeping of assets; and providing office space facilities, equipment, material and personnel necessary to fulfill its obligations. The Adviser is responsible for all expenses incurred in performing the investment advisory services, including compensation of officers and payment of office expenses.

Each Fund will pay all other expenses incurred in its operation, including brokers' commissions, transfer taxes and other fees relating to the Fund's portfolio transactions, independent directors' fees and expenses, fees and expenses of its independent certified public accountants and of its legal counsel, filing fees and expenses for the registration of the Investment Company or Fund shares under federal or state securities laws, the cost of the printing and mailing of semi-annual reports to shareholders, proxy statements, prospectuses, prospectus supplements and statements of additional information for existing shareholders and the costs of providing to the Distributor camera ready copies of such documents, the costs of meetings of shareholders, costs and fees of custodians, transfer agents, recordkeeping and other agents, any federal, state or local income or other taxes, any membership fees of the Investment Company Institute and similar organizations, fidelity bond and directors' and officers' liability insurance premiums, as well as any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. The Adviser voluntarily limits the expenses of each Fund, other than for brokers' commissions, transfer taxes and other fees relating to portfolio transactions and extraordinary

                                     SAI-9
expenses, to an annual rate of .85% of the value of net assets of the All America Fund and .70% of the value of net assets of the Bond Fund and .40% of the value of the net assets of the Money Market Fund. The Adviser may discontinue such policy at any time.

The Subadvisers. With respect to the management of approximately 30% of the assets of the All America Fund (the "Active Assets"), the Adviser engages subadvisory services of three subadvisers--Palley-Needelman Asset Management, Inc. ("Palley-Needelman"), Oak Associates, Ltd., and Fred Alger Management, Inc. ("Alger Management"). Each Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940.

Each of the Subadvisers, with respect to the assets for which it acts as subadviser, shall, subject to the supervision of the Adviser and the Board of Directors of the Investment Company, render investment advisory services and assume the obligations including research, making recommendations and regular reports to the Board of Directors of the Investment Company, maintenance of records, and providing all the office space, facilities, equipment, material and personnel necessary to fulfill its obligations under the Subadvisory Agreement.

Subadvisory Fees. Each of the Subadvisory Agreements provides that the Adviser will pay to the Subadviser an amount calculated daily at the following annual rates: Palley-Needelman, .30%; Oak Associates, .30%; and Alger Management,
 .45%; of the value of the net assets for which the Subadviser is providing investment advisory services. The fees paid by the Adviser to the Subadvisers during 1996 totaled $35,107, with $9,910 to Palley-Needelman, $10,835 to Oak Associates and $14,362 to Alger Management and during 1997 totaled $58,400, with $17,131 to Palley-Needelman, $17,285 to Oak Associates and $23,984 to Alger Management.

Subadvisory Agreements. The Subadvisory Agreements were approved by a majority of the non-interested directors on March 12, 1996. The Subadvisory Agreements with the Subadvisers for the All America Fund were approved by the Adviser, as the Fund's sole shareholder on April 23, 1996.

                           ADMINISTRATIVE AGREEMENTS

ACCOUNTING AND RECORDKEEPING AGENT

The Adviser serves as accounting and recordkeeping agent for the Funds. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus. As compensation for its services, the Adviser receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company.

TRANSFER AGENT

State Street Bank and Trust Company, Boston, Massachusetts ("State Street") serves as transfer agent and dividend disbursing agent for Fund shares. Under its Transfer Agency and Service Agreement with the Investment Company, State Street is obligated to maintain shareholder accounts to reflect purchases and redemptions of Fund shares; prepare and transmit payments for dividends and distributions declared by the Investment Company; mail proxy materials, shareholder reports and prospectuses to current shareholders; and prepare and mail account and confirmation statements for shareholders. For its services, State Street receives from each Fund a monthly maintenance fee based on the number of holders of Fund shares, ranging from a minimum of $1,000 per month for 0-15 shareholders to $2,500 per month for 51-200 shareholders, and a trade processing fee for each trade and is reimbursed for out-of-pocket expenses.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser and the Subadvisers are responsible for decisions to buy and sell securities for the Funds of the Investment Company for which they provide advisory services as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. As a general matter, the Adviser and the Subadvisers select broker-dealers which, in their best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Adviser and the Subadvisers may place certain orders with affiliates, subject to the requirements of the Investment Company Act of 1940. When purchasing or selling securities trading on the over-the-counter market, the Adviser and the Subadvisers will generally execute the transaction with a broker engaged in making a market for such securities.

                                    SAI-10

During 1997, Mutual of America Securities Corporation, an affiliate of the Adviser, received brokerage commissions of $2,070, which represented 4.15% of the total brokerage commissions paid by the Investment Company and 4.0% of the aggregate dollars of transactions effected by the Investment Company.

During 1997, Fred Alger & Co., Inc., an affiliate of Alger Management, received brokerage commissions of $18,793, which represented 37.65% of the total brokerage commissions paid by the Investment Company and 30.8% of the aggregate dollars of transactions effected by the Investment Company. During 1996, Fred Alger & Co., Inc. received brokerage commissions of $5,490, which represented approximately 10.7% of the total brokerage commissions paid by the Investment Company and approximately 5.8% of the aggregate dollars of transactions effected by the Investment Company.

Brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by the Adviser to the use and value of the data and to the quality of execution provided. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Investment Company.

The Adviser, and each Subadviser, will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. The Adviser, and each Subadviser, uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for the Investment Company may be used in managing other investment accounts. Conversely, data or services obtained in connection with transactions in other accounts may be used by the Adviser or a Subadviser in providing investment advice to the Investment Company. To the extent that the Adviser or a Subadviser uses research and statistical data services so obtained, its expenses may be reduced and or Subadviser such data has therefore been and is one of the factors considered by the Adviser, in determining its fee for investment advisory services.

At times, transactions for the Investment Company may be executed together with purchases or sales of the same security for other accounts of the Adviser. When making concurrent transactions for several accounts, an effort is made to allocate executions fairly among them. Transactions of this type are executed only when the Adviser or Subadviser believes it to be in the best interests of the affected Fund(s), as well as any other accounts involved. However, the possibility exists that concurrent executions may work out to the disadvantage of the Fund(s) involved.

PORTFOLIO TURNOVER

Rate of portfolio turnover will not be a limiting factor when the Adviser or a Subadviser deems it appropriate to purchase or sell securities for a Fund. The portfolio turnover rate in any year will depend on market conditions.

The Bond Fund may realize short-term gains to the extent the Adviser considers such realizations to be advantageous in light of existing market conditions, which will increase portfolio turnover.

The Money Market Fund will seek maximum return on its assets by trading to take advantage of short-term market variations. For this reason, and because of the short-term nature of the money market instruments that will be purchased by the Fund, the Money Market Fund will probably have a high annual rate of portfolio turnover that cannot be predicted (although the Money Market Fund may be deemed not to have a calculable turnover rate for reporting purposes because all or most of its portfolio securities are excluded under the method of calculation of turnover rate prescribed by the Securities and Exchange Commission).

For the Active Assets of the All America Fund, the Adviser and Subadvisers generally will not hold all of the investments for an extended period. Since the Indexed Assets of the All America Fund will attempt to duplicate the investment results of the S&P 500 Index, it is expected that investments will be held generally for longer periods.

                      PURCHASE AND PRICING OF SECURITIES

The Investment Company will offer and sell its shares at each Fund's per share net asset value, determined in the manner set forth in the Prospectus. The methods used to value the assets of each Fund also are set forth in the Prospectus.

                       YIELD AND PERFORMANCE INFORMATION

Performance information is computed separately for each Fund in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.


                                    SAI-11

Yield of the Money Market Fund. The Money Market Fund calculates a seven-day "current yield" (eight days when the seventh prior day has no net asset value because the Investment Company is closed on that day) based on a hypothetical shareholder account containing one share at the beginning of the seven-day period. The return is calculated for the period by determining the net change in the hypothetical account's value for the period, excluding capital changes. The net change is divided by the share value at the beginning of the period to give the base period return. This base period return is then multiplied by 365/7 to annualize the yield figure, which is carried to the nearest one-hundredth of one percent.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the Money Market Fund are included in the hypothetical account for the beginning of the period but changes during the period are not included in the value for the end of the period. Values also reflect asset charges (for advisory fees) as well as brokerage fees and other expenses.

Current yields will fluctuate daily. Accordingly, yields for any given seven-day period do not necessarily represent future results. It should be remembered that yield depends on the type, quality, maturities and rates of return of the Money Market Fund's investments, among other factors. The Money Market Fund yield does not reflect the cost of insurance and other insurance company separate account charges. It also should not be compared to the yield of money market funds made available to the general public because they may use a different method to calculate yield. In addition, their yields are usually calculated on the basis of a constant one dollar price per share and they pay out earnings and dividends which accrue on a daily basis.

                          AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIODS ENDED DECEMBER 31, 1997

           FUND                        ONE YEAR                                     LIFE OF FUND
           ----                        --------                                     ------------
        All America                     26.0%                                          21.9%
        Bond                             8.9%                                           8.4%

                          CUMULATIVE TOTAL RETURN FOR
                        PERIODS ENDED DECEMBER 31, 1997

           FUND                        ONE YEAR                                     LIFE OF FUND
           ----                        --------                                     ------------
        All America                     26.0%                                          39.1%
        Bond                             8.9%                                          14.3%

Calculation of Total Return and Average Annual Total Return. Total Return with respect to the shares of a Fund is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are reinvested in that Fund's shares immediately rather than paid to the investor in cash. The formula for Total Return with respect to a Fund's shares used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment to the number of shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares on the last trading day of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is measured by annualizing Total Return over the period.

Calculation of Yield. Yield of the shares of the Bond Fund will be computed by annualizing net investment income, as determined by the SEC's formula, calculated on a per share basis, for a recent 30-day (or one month) period and dividing that amount by the net asset value per share of the Fund on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) over such period and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The Yield of the Fund will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses allocated to the Fund.

Performance Comparisons. As noted above, each Fund may from time to time include the Total Return, the Average Annual Total Return and Yield of its shares in advertisements or in information furnished to shareholders. The Money Market Fund may from time to time include the Yield and Effective Yield of its shares in information to shareholders.

                                    SAI-12

Each Fund may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services ("Lipper") as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Fund may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in Lipper Performance Analysis. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized such as Barron's, Business Week, CDA Technologies, Inc., Changing Times, Dow Jones Industrial Average, Financial Planning, Financial World, Forbes, Fortune, Hulbert's Financial Digest, Institutional Investor, Investors Daily, Money, Morningstar Mutual Funds, The New York Times, Stanger's Investment Adviser, Value Line, The Wall Street Journal, Wiesenberger Investment Company Service and USA Today.

The performance figures described above may also be used to compare the performance of a Fund's shares against certain widely recognized standards or indices for stock and bond market performance, as described below.

The All America Fund will be compared to the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index"). The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented at any one time are from a group that includes approximately 400 industrial concerns, as well as financial services, utility and transportation concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Bond Fund will be compared to the Lehman Brothers Government/Corporate Bond Index (the "Lehman Government/Corporate Index"), which is a measure of the market value of approximately 5,300 bonds each with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher ("investment grade") by a nationally recognized statistical rating agency.

In reports or other communications to shareholders, the Investment Company may also describe general economic and market conditions affecting the Funds and may compare the performance of the Funds with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for a peer universe of funds which are described in this Statement of Additional Information, or (3) data developed by the Adviser derived from such indices or averages.

                     DESCRIPTION OF CORPORATE BOND RATINGS

Description of Corporate bond ratings of Moody's Investors Services, Inc.:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


                                    SAI-13

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of corporate bond ratings of Standard & Poor's Corporation:

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is very strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--B--CCC--CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C--The rating C is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (--): The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          ADDITIONAL DISCUSSION OF DIVIDENDS, DISTRIBUTIONS AND TAXES

The discussion below supplements the discussion in the Prospectus under "Dividends, Distributions and Taxes", which an investor should also read. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its shareholders, and the tax discussion contained in the Prospectus and this Statement of Additional Information is not intended as a substitute for careful tax planning. Potential purchasers of shares of a Fund are urged to consult their tax advisers regarding specific questions as to federal, foreign state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund as well.

Due to investment laws in certain foreign countries, it is anticipated that a Fund's investments in equity securities in such countries may consist of shares of investment companies (or similar investment entities) organized under foreign law or of

                                    SAI-14
ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. federal income tax purposes. The Fund may be subject to U.S. federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. Alternatively, under proposed regulations the Fund would be able to elect to "mark to market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares. Unrealized losses, however, would not be recognized. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs and its proceeds from dispositions of PFIC stock.

Foreign currency gains or losses from certain debt instruments are generally treated as ordinary income or loss. These gains or losses will generally increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if losses of this nature exceed a Fund's other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary income dividend distributions. Any such distribution made before the losses were realized (but in the same taxable year) would be recharacterized as a return of capital to a Fund's shareholders, thereby reducing the shareholders' basis in the Fund's shares, and resulting in a capital gain for any shareholder who received a distribution greater than that shareholder's basis in the Fund's shares (assuming the shares were held as capital assets).

The Funds may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by a Fund and is subject to the distribution requirements of the Internal Revenue Code. A Fund, however, generally will not receive any cash income for the original issue discount income it earns in a taxable year. Debt securities that a Fund acquires also may be subject to the market discount rules.

Individuals are subject to graduated federal tax rates of up to 39.6% of their taxable incomes. The marginal tax rate may be in excess of 39.6% due to adjustments that reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

Capital gains to individuals from the sale of assets held for not more than 12 months are subject to tax at the same rates applicable to ordinary income. The maximum tax rate on capital gains of individuals from the sale of assets held for more than 12 months but less than 18 months is 28% and is 20% for capital gains on assets held for more than 18 months. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward to future years.

Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. The All America Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by the All America Fund for its taxable year that qualifies for the dividends received deduction. (Since none of the income of the Bond Fund or the Money Market Fund is expected to be derived from dividends from domestic corporations, it is not anticipated that any portion of the ordinary income dividends of the Bond Fund or the Money Market Fund will qualify for the dividends received deduction.)

Ordinary income dividends paid by a Fund to a shareholder that is nonresident alien or a foreign entity will be subject to a 30% U.S. withholding tax applicable to foreign persons, unless a reduced rate of withholding or a withholding exemption is provided under applicable law or an applicable tax convention between the United States and a particular foreign country.

Dividends and interest received by a Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes. These foreign taxes will reduce the amount of funds available for distributions by a Fund, but are included in the taxable income reported by the Fund's shareholders. Since stock and securities of foreign issuers will account for less than 50% of the assets of each Fund, the Fund's shareholders will not be able to claim a credit or deduction for these foreign taxes paid by a Fund.


                                    SAI-15

A Fund may be required to withhold a 31% tax on ordinary income dividends, capital gains dividends and redemption payments made to certain shareholders ("backup withholding"). Generally, backup withholding will apply to a shareholder that has not furnished the Fund with a certified taxpayer identification number, that has furnished an incorrect taxpayer identification number, or in respect of which the Internal Revenue Service has notified the Fund that backup withholding is required.

Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of a Fund. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

In addition, ordinary income and capital gain dividends, along with gain from the sale of Fund shares, may be subject to state and local taxes. State law varies as to whether dividend income paid by a Fund attributable to U.S. Government obligations is exempt from state income tax, and a shareholder should consult its tax adviser with respect to this issue.

Private Foundations: Private foundations and their managers are subject to excise taxes under the Code if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation in carrying out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment under this standard include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

A substantial percentage of investments of certain "private operating foundations", as defined in the Code, may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Each manager of a private foundation should consult the manager's and the foundation's tax advisers regarding the foregoing considerations.

Endowment Funds: Investment managers of endowment funds should consider whether the acquisition by such funds of shares in the Funds is legally permissible. This is not a matter of federal law, but is determined under applicable state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted in various forms by a large number of states, participation in mutual funds or similar organizations, in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund, is permitted.

Each investment manager of an endowment fund should consult the endowment fund's counsel regarding the foregoing considerations.

RETIREMENT TRUSTS

General: The Funds may accept investments from tax-qualified pension, profit-sharing or stock bonus plans, governmental plans and units, and Taft-Hartley plans (all such entities hereinafter being referred to as "Retirement Trusts"). A fiduciary of a Retirement Trust other than a governmental plan or unit (a "Qualified Plan") is subject to certain requirements under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including the discharge of duties solely in the interest of, and for the exclusive purpose of providing benefits to, the Qualified Plan's participants and beneficiaries. A fiduciary of a Qualified Plan is required to perform the fiduciary's duties with the care, skill, prudence and diligence under the then prevailing circumstances of a prudent person acting in a like capacity and familiar with such matters, to diversify investments so as to minimize the risk of large losses and to act in accordance with the Qualified Plan's governing documents where not inconsistent with ERISA. ERISA permits the Department of Labor to assess a civil penalty against a fiduciary of a Qualified Plan involved in a breach of fiduciary responsibility of up to 20% of the amount received by the Qualified Plan in connection therewith.

Prohibited Transactions: ERISA also prohibits certain transactions between an employee benefit plan and the parties in interest with respect to such plan (including fiduciaries). Under the Code, similar prohibitions apply all Qualified Plans. Furthermore, ERISA and the Code prohibit parties in interest (including fiduciaries) of a Qualified Plan from engaging in various acts of self-dealing such as dealing with assets of a Qualified Plan for their own account or interest.

                                    SAI-16

Investment Considerations: In considering an investment in the Funds of a portion of the assets of any Qualified Plan, a fiduciary should consider, among other factors: (a) whether the investment is permitted by the documents and instruments governing the Qualified Plan; (b) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA, if applicable; (c) whether the investment provides sufficient liquidity to permit benefit payments to be made as they become due; (d) whether the investment is for the exclusive purpose of providing benefits to participants and their beneficiaries; and (e) whether the investment may constitute a "prohibited transaction" (within the meaning of Section 406 of ERISA and Section 4975(c) of the Code).

Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult such person's tax or other advisers regarding the foregoing considerations.

                             INDEPENDENT AUDITORS

The financial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

                                   CUSTODIAN

The Chase Manhattan Bank, N.A., New York, New York, acts as Custodian of the Investment Company's assets.

                             FINANCIAL STATEMENTS

Financial statements of the Investment Company for the year ended December 31, 1997 are included as follows:

      Portfolio Management Discussions......................................   1
      Portfolio of Investments in Securities:
        All America Fund....................................................   4
        Bond Fund...........................................................  17
        Money Market Fund...................................................  18
      Statement of Assets and Liabilities...................................  19
      Statement of Operations...............................................  20
      Statements of Changes in Net Assets...................................  21
      Financial Highlights..................................................  22
      Notes to Financial Statements.........................................  23
      Report of Independent Public Accountants..............................  26

                                    SAI-17

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

  We are pleased to provide Mutual of America Institutional Funds' annual report to shareholders. The All America Fund and the Bond Fund commenced operations on May 1, 1996 and the Money Market Fund commenced on May 1, 1997. These funds are designed principally as investment vehicles for endowments, foundations and other institutional investors. The investment philosophy of the funds is modeled after similarly named funds available under annuity contracts and variable universal life insurance policies issued by Mutual of America Life Insurance Company and The American Life Insurance Company of New York.

  The U.S. economy grew briskly in 1997 fueled by the good profit growth which is anticipated to slow in 1998. The markets responded with another good year buoyed by the lowest unemployment rate in 25 years coupled with low inflation. Strong Corporate earnings and cash flows into the equity market have propelled the S&P 500 up 33.4% for the year. The Dow Jones Industrial Average rose nearly 25% for the same period. In the debt markets, rates have responded to the market pressures with the long treasury average yield at its lowest since 1993.


  For 1998 we expect some disinflation with prices for goods coming down. The market place does not feel any Federal Reserve action will be needed to raise rates and indeed there may be some inclination to lower rates.

  The annual total return performance of each fund for the year ended December 31, 1997 was as follows. For the Money Market Fund, the return shown is cumulative from its May 1, 1997 inception.

       All America Fund.................................................. +26.0%
       Bond Fund......................................................... + 8.9%
       Money Market Fund................................................. + 3.5%

  All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than when purchased.

  On the pages which immediately follow are brief presentations and graphs for each fund (except the Money Market Fund) which illustrate each fund's respective:

  . Historical total return achieved over specified periods, expressed as an average annual rate and as a cumulative rate;
  . Equivalent in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and
  . Historical performance compared with appropriate indexes.

  The portfolios of each fund and financial statements are presented in the pages which then follow.

  We look forward to participating productively in the equity, fixed income and money markets throughout 1998.

                                    Sincerely,

                                    /s/ Dolores J. Morrissey
                                    Dolores J. Morrissey
                                    Chairman of the Board and President,
                                    Mutual of America Institutional Funds, Inc.

                               ALL AMERICA FUND

  The All America Fund's investment objective is to outperform the S&P 500 by providing a diversified portfolio of assets with diversified management and a broad exposure to the market. It is comprised of several distinct segments which have specifically defined roles. The largest segment (approximately 60%) attempts to reflect the performance of the S&P 500. Four actively managed segments, managed by three subadvisors and Mutual of America Capital Management Corporation each consisting of approximately 10% of the portfolio's total assets, comprise the remainder of the Fund. These segments concentrate in the following areas: small cap value, small cap growth, large cap value and mid to large cap growth.

  For the year ended December 31, 1997, the Fund's total return of 26.0% was below that of its respective index, the Standard & Poor's Composite 500 Index (S&P 500) which returned 33.4%. The performance of the All America Fund, in relation to the index was hindered by the overall laggard performance experienced by smaller capitalized companies which comprised approximately half of the actively managed assets of this fund.

                All America Fund                          S&P 500 Index
-------------------------------------------------------------------------------
5/96*           10,000                                    10,000
-------------------------------------------------------------------------------
12/96           11,043                                    11,515
-------------------------------------------------------------------------------
12/97           13,909                                    15,356
-------------------------------------------------------------------------------


    All America Fund                      S & P 500 Index
    ----------------                   ----------------------
Period     Growth   Total Return        Period     Growth    Total Return
Ended      of       Cumu-  Annual       Ended      of        Cumu-  Annual
12/31/97   $10,000  lative Average      12/31/97   $10,000   lative Average
----------------------------------    ------------------------------------
1 year     $12,595  26.0%   26.0%       1 year     $13,336   33.4%  33.4%
Since                                   Since
Inception* $13,909  39.1%   21.9%      Inception*  $15,356   53.6%  29.4%
----------------------------------    ------------------------------------

  The line representing the performance return of the All America Fund includes expenses (such as transaction costs, management fees and net operating expense) that reduce returns, while the performance return line of the index does not.

                               MONEY MARKET FUND

  The Money Market's total return since its May 1, 1997 inception was 3.5%, which when expressed as an annualized rate was 5.2%, matching the Salomon Brothers three-month Treasury Bill Index which returned 5.2% for the year. The seven day annualized effective yield as of 2/17/98 is 5.52%. As with all past performance reportings, this yield is not necessarily indicative of future actual yields.

                                   BOND FUND

  The Bond Fund seeks a high level of return consistent with preservation of capital through investment in publicly traded investment grade debt securities. The performance of the Bond Fund for the year ended December 31, 1997 was 8.9% versus its index, the Lehman Brothers Government/Corporate Index which returned 9.8%.


       Bond Fund                       Lehman Bros. Gov't./Corp. Bond Index
       ---------                       ----------------------------------------
Period       Growth  Total Return      Period       Growth    Total Return
Ended        of      Cum-    Annual    Ended        of        Cumu-  Annual
12/31/97     $10,000 lative  Average   12/31/97     $10,000    lative Average
----------------------------------     ----------------------------------------
1 year       $10,890 8.9%    8.9%      1 year       $10,976    9.8%   9.8%
Since 5/1/96                           Since 5/1/96
(Inception)  $11,435 14.3%   8.4%      (Inception)  $11,646   16.5%   9.6%
---------------------------------    ----------------------------------------

  The line representing the performance return of the Bond Fund includes expenses (such as transaction costs, management fees and net operating expense) that reduce returns, while the performance return line of the index does not.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1997

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS:
Common Stocks
 3Com Corp. ................................................. 1,544  $    53,943
 Abbott Laboratories......................................... 3,429      224,813
 Adobe Systems, Inc. ........................................   327       13,488
 Advanced Micro Devices, Inc. ...............................   631       11,318
 Aeroquip-Vickers, Inc. .....................................   126        6,181
 Aetna, Inc. ................................................   671       47,347
 Ahmanson (H.F.) & Co. ......................................   423       28,314
 Air Products & Chemicals Corp. .............................   491       40,384
 Airtouch Communications, Inc. .............................. 2,257       93,806
 Alberto Culver Co. Cl B.....................................   251        8,047
 Albertson's, Inc. .......................................... 1,101       52,159
 Alcan Aluminum Ltd. ........................................ 1,017       28,094
 Allegheny Teledyne Inc. ....................................   788       20,389
 Allergan, Inc. .............................................   291        9,766
 AlliedSignal, Inc. ......................................... 2,536       98,745
 Allstate Corp. ............................................. 1,922      174,661
 Alltel Corp. ...............................................   837       34,369
 Aluminum Co. of America.....................................   779       54,822
 Alza Corp. .................................................   381       12,120
 Amerada Hess Corp. .........................................   411       22,553
 American Electric Power Co. ................................   848       43,778
 American Express Co. ....................................... 2,084      185,997
 American General Corp. ..................................... 1,092       59,056
 American Greetings Corp. Cl A...............................   337       13,185
 American Home Products Corp. ............................... 2,906      222,309
 American Int'l. Group, Inc. ................................ 3,142      341,692
 American Stores Co. ........................................ 1,220       25,086
 Ameritech Corp. ............................................ 2,453      197,466
 Amgen, Inc. ................................................ 1,188       64,300
 Amoco Corp. ................................................ 2,183      185,827
 Amp, Inc. ..................................................   984       41,328
 AMR Corp. ..................................................   412       52,942
 Anadarko Petroleum Corp. ...................................   267       16,203
 Andrew Corp. ...............................................   404        9,696
 Anheuser Busch Cos., Inc. .................................. 2,204       96,976
 Aon Corp. ..................................................   749       43,910
 Apache Corp. ...............................................   405       14,200
 Apple Computer, Inc. .......................................   571        7,494
 Applied Materials, Inc. .................................... 1,634       49,224
 Archer Daniels Midland Co. ................................. 2,510       54,435
 Armco, Inc. ................................................   480        2,370
 Armstrong World Inds., Inc. ................................   183       13,679
 Asarco, Inc. ...............................................   189        4,240
 Ashland, Inc. ..............................................   335       17,985
 AT&T Corp. ................................................. 7,279      445,838
 Atlantic Richfield Co. ..................................... 1,437      115,139
 Autodesk, Inc. .............................................   215        7,955
 Automatic Data Processing, Inc. ............................ 1,312       80,524
 AutoZone, Inc. .............................................   677       19,633
 Avery Dennison Corp. .......................................   462       20,674
 Avon Products, Inc. ........................................   593       36,395
 Baker Hughes, Inc. .........................................   756       32,980
 Ball Corp. .................................................   135        4,767
 Baltimore Gas & Electric Co. ...............................   662       22,549
 Banc One Corp. ............................................. 2,631      142,896
 Bank of New York, Inc. ..................................... 1,689       97,645
 BankAmerica Corp. .......................................... 3,109      226,957
 BankBoston Corp. ...........................................   653       61,341
 Bankers Trust New York Corp. ...............................   449       50,484
 Bard (C.R.), Inc. ..........................................   257        8,047
 Barnett Banks, Inc. ........................................   865       62,171
 Barrick Gold Corp. ......................................... 1,670       31,103
 Battle Mountain Gold Co. ................................... 1,029        6,045

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS (CONTINUED):
Common Stocks (Continued)
 Bausch & Lomb, Inc. ........................................    248 $     9,827
 Baxter International, Inc. .................................  1,252      63,147
 Bay Networks, Inc. .........................................    941      24,054
 BB&T Corp. .................................................    613      39,270
 Becton Dickinson & Co. .....................................    547      27,350
 Bell Atlantic Corp. ........................................  3,479     316,589
 BellSouth Corp. ............................................  4,442     250,140
 Bemis Co. ..................................................    238      10,486
 Beneficial Corp. ...........................................    238      19,783
 Bethlehem Steel Corp. ......................................    505       4,355
 Biomet, Inc. ...............................................    499      12,786
 Black & Decker Corp. .......................................    423      16,523
 Block (H & R), Inc. ........................................    466      20,882
 Boeing Co. .................................................  4,487     219,582
 Boise Cascade Corp. ........................................    249       7,532
 Boston Scientific Corp. ....................................    870      39,911
 Briggs & Stratton Corp. ....................................    114       5,536
 Bristol-Myers Squibb Co. ...................................  4,457     421,743
 Brown-Forman Corp. Cl B ....................................    309      17,072
 Browning Ferris Inds., Inc. ................................    854      31,598
 Brunswick Corp. ............................................    445      13,489
 Burlington Northern Santa Fe Corp. .........................    697      64,777
 Burlington Resources, Inc. .................................  1,039      46,560
 Cabletron Systems, Inc. ....................................    707      10,605
 Caliber System, Inc. .......................................    174       8,471
 Campbell Soup Co. ..........................................  2,051     119,214
 Cardinal Health, Inc. ......................................    486      36,510
 Carolina Power & Light Co. .................................    678      28,772
 Case Corp. .................................................    334      20,186
 Caterpillar, Inc. ..........................................  1,669      81,050
 CBS Corp. ..................................................  3,156      92,904
 Cendant Corporation ........................................  3,544     121,811
 Centex Corp. ...............................................    130       8,181
 Central & South West Corp. .................................    951      25,736
 Ceridian Corp. .............................................    362      16,584
 Champion International Corp. ...............................    430      19,484
 Charles Schwab Corp. .......................................  1,186      49,737
 Charming Shoppes, Inc. .....................................    474       2,221
 Chase Manhattan Corp. ......................................  1,898     207,831
 Chevron Corp. ..............................................  2,934     225,918
 Chrysler Corp. .............................................  2,970     104,506
 Chubb Corp. ................................................    763      57,701
 CIGNA Corp. ................................................    332      57,456
 Cincinnati Financial Corp. .................................    246      34,624
 Cincinnati Milacron, Inc. ..................................    179       4,642
 Cinergy Corp. ..............................................    707      27,086
 Circuit City Group, Inc. ...................................    441      15,683
 Cisco Systems, Inc. ........................................  4,511     251,488
 Citicorp ...................................................  2,053     259,576
 Clear Channel Communications, Inc. .........................    439      34,873
 Clorox Co. .................................................    463      36,605
 Coastal Corp. ..............................................    475      29,420
 Coca-Cola Co. .............................................. 11,087     738,671
 Cognizant Corp. ............................................    736      32,798
 Colgate-Palmolive Co. ......................................  1,326      97,461
 Columbia Energy Group ......................................    248      19,483
 Columbia HCA Healthcare Corp. ..............................  2,903      86,001
 Comcast Corp. Cl A .........................................  1,563      49,332
 Comerica, Inc. .............................................    473      42,688
 Compaq Computer Corp. ......................................  3,388     191,210
 Computer Associates Intl., Inc. ............................  2,446     129,332
 Computer Sciences Corp. ....................................    346      28,891
 Conagra, Inc. ..............................................  2,120      69,562

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS (CONTINUED):
Common Stocks (Continued)
 Conseco, Inc. ..............................................    842 $    38,258
 Consolidated Edison Inc. ...................................  1,053      43,173
 Consolidated Natural Gas Co. ...............................    427      25,833
 Cooper Industries, Inc. ....................................    547      26,803
 Cooper Tire & Rubber Co. ...................................    353       8,604
 Coors (Adolph) Co. Cl B ....................................    166       5,519
 CoreStates Financial Corp. .................................    887      71,015
 Corning, Inc. ..............................................  1,034      38,387
 Costco Co. .................................................    952      42,483
 Countrywide Credit Industries ..............................    480      20,580
 CPC International, Inc. ....................................    643      69,444
 Crane Co. ..................................................    206       8,935
 Crown Cork & Seal Co., Inc. ................................    575      28,821
 CSX Corp. ..................................................    976      52,704
 Cummins Engine, Inc. .......................................    171      10,099
 CVS Corp. ..................................................    771      49,392
 Cyprus Amax Minerals Co. ...................................    419       6,442
 Dana Corp. .................................................    468      22,230
 Darden Restaurants, Inc. ...................................    686       8,575
 Data General Corp. .........................................    214       3,731
 Dayton Hudson Corp. ........................................    975      65,812
 Deere & Co. ................................................  1,130      65,893
 Dell Computer Corp. ........................................  1,463     122,892
 Delta Air Lines, Inc. ......................................    329      39,151
 Deluxe Corp. ...............................................    369      12,730
 Digital Equipment Corp. ....................................    663      24,531
 Dillard's Inc. .............................................    501      17,660
 Disney (Walt) Co. ..........................................  3,025     299,664
 Dominion Resources, Inc. ...................................    833      35,454
 Donnelley (R.R.) & Sons Co. ................................    656      24,436
 Dover Corp. ................................................    996      35,980
 Dow Chemical Co. ...........................................  1,022     103,733
 Dow Jones & Co., Inc. ......................................    430      23,085
 Dresser Industries, Inc. ...................................    785      32,920
 DSC Communications Corp. ...................................    526      12,624
 DTE Energy Co. .............................................    650      22,546
 Du Pont (E.I.) De Nemours & Co. ............................  5,067     304,336
 Duke Energy Corp. ..........................................  1,613      89,319
 Dun & Bradstreet Corp. .....................................    764      23,636
 Eastern Enterprises ........................................     91       4,095
 Eastman Chemical Co. .......................................    351      20,906
 Eastman Kodak Co. ..........................................  1,460      88,786
 Eaton Corp. ................................................    346      30,880
 Echlin, Inc. ...............................................    283      10,241
 Echo Bay Mines, Ltd. .......................................    625       1,523
 Ecolab, Inc. ...............................................    290      16,076
 Edison International .......................................  1,710      46,490
 EG&G, Inc. .................................................    205       4,266
 EMC Corp. ..................................................  2,212      60,691
 Emerson Electric Co. .......................................  1,987     112,141
 Engelhard Corp. ............................................    647      11,241
 Enron Corp. ................................................  1,426      59,268
 Entergy Corp. ..............................................  1,081      32,362
 Equifax, Inc. ..............................................    676      23,955
 Exxon Corp. ................................................ 11,055     676,427
 Fannie Mae .................................................  4,754     271,275
 Federal Express Corp. ......................................    515      31,447
 Federated Department Stores, Inc. ..........................    937      40,349
 Fifth Third Bancorp ........................................    691      56,489
 First Chicago NBD Corp. ....................................  1,304     108,884
 First Data Corp. ...........................................  1,919      56,130
 First Union Corp. ..........................................  2,816     144,320
 FirstEnergy Corp. ..........................................    984      28,536

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS (CONTINUED):
Common Stocks (Continued)
 Fleet Financial Group, Inc. ................................  1,120 $    83,930
 Fleetwood Enterprises, Inc.  ...............................    161       6,832
 Fluor Corp. ................................................    376      14,053
 FMC Corp. ..................................................    167      11,241
 Ford Motor Co. .............................................  5,380     261,938
 Fort James Corp. of Virginia ...............................    936      35,802
 Fortune Brands, Inc. .......................................    768      28,464
 Foster Wheeler Corp. .......................................    182       4,925
 FPL Group, Inc. ............................................    816      48,297
 Freddie Mac ................................................  3,114     130,593
 Freeport-McMoran Copper & Gold, Inc. Cl B ..................    891      14,033
 Frontier Corp. .............................................    736      17,710
 Fruit of the Loom, Inc. ....................................    328       8,405
 Gannett, Inc. ..............................................  1,270      78,501
 Gap, Inc. ..................................................  1,802      63,840
 General Dynamics Corp. .....................................    280      24,202
 General Electric Co. ....................................... 14,679   1,076,565
 General Mills, Inc. ........................................    717      51,355
 General Motors Corp. .......................................  3,171     192,241
 General Re Corp. ...........................................    357      75,684
 General Signal Corp. .......................................    226       9,534
 Genuine Parts Co. ..........................................    807      27,387
 Georgia-Pacific (Timber Group) .............................    410      24,907
 Giant Food, Inc. ...........................................    269       9,061
 Gillette Co. ...............................................  2,508     251,897
 Golden West Financial Corp. ................................    254      24,844
 Goodrich (B.F.) Co. ........................................    242      10,027
 Goodyear Tire & Rubber Co. .................................    699      44,473
 GPU Inc. ...................................................    541      22,789
 Grainger (W.W.), Inc. ......................................    223      21,672
 Great Atl. & Pac. Tea Co. ..................................    171       5,076
 Great Lakes Chemical Corp. .................................    268      12,026
 Green Tree Financial Corp. .................................    609      15,948
 GTE Corp. ..................................................  4,285     223,891
 Guidant Corp. ..............................................    664      41,334
 Halliburton Co. ............................................  1,174      60,974
 Harcourt General, Inc. .....................................    317      17,355
 Harland (John H.) Co. ......................................    139       2,919
 Harnischfeger Industries, Inc. .............................    221       7,804
 Harrah's Entertainment, Inc. ...............................    452       8,531
 Harris Corp. ...............................................    356      16,331
 Hartford Financial Svs Grp, Inc. ...........................    529      49,494
 Hasbro, Inc. ...............................................    569      17,923
 HBO & Co. ..................................................    887      42,576
 HealthSouth Corp. ..........................................  1,765      48,978
 Heinz (H.J.) Co. ...........................................  1,655      84,094
 Helmerich & Payne, Inc. ....................................    112       7,602
 Hercules, Inc. .............................................    433      21,677
 Hershey Foods Corp. ........................................    640      39,640
 Hewlett-Packard Co. ........................................  4,661     291,312
 Hilton Hotels Corp. ........................................  1,120      33,320
 Home Depot, Inc. ...........................................  3,271     192,580
 Homestake Mining Co. .......................................    658       5,839
 Honeywell, Inc. ............................................    571      39,113
 Household International, Inc. ..............................    479      61,102
 Houston Industries, Inc. ...................................  1,278      34,106
 Humana, Inc. ...............................................    734      15,230
 Huntington Bancshares, Inc. ................................    813      29,268
 Ikon Office Solutions, Inc. ................................    595      16,734
 Illinois Tool Works, Inc. ..................................  1,118      67,219
 Inco Ltd. ..................................................    748      12,716
 Ingersoll Rand Co. .........................................    743      30,091
 Inland Steel Industries, Inc. ..............................    219       3,750

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS (CONTINUED):
Common Stocks (Continued)
 Intel Corp. ................................................ 7,334  $   515,213
 International Paper Co. .................................... 1,355       58,434
 Interpublic Group of Cos., Inc. ............................   558       27,795
 Intl. Business Machines Corp. .............................. 4,358      455,683
 Intl. Flavors & Fragrances..................................   490       25,235
 ITT Corp. ..................................................   522       43,260
 ITT Industries, Inc. .......................................   531       16,660
 Jefferson-Pilot Corp. ......................................   317       24,686
 Johnson & Johnson .......................................... 6,029      397,160
 Johnson Controls, Inc. .....................................   375       17,906
 Jostens, Inc. ..............................................   176        4,059
 Kaufman & Broad Home Corp. .................................   174        3,904
 Kellogg Co. ................................................ 1,849       91,756
 Kerr-McGee Corp. ...........................................   214       13,548
 KeyCorp ....................................................   973       68,900
 Kimberly Clark Corp. ....................................... 2,454      121,012
 King World Productions, Inc. ...............................   165        9,528
 KLA Tencor Corporation .....................................   375       14,484
 Kmart Corp. ................................................ 2,182       25,229
 Knight-Ridder, Inc. ........................................   379       19,708
 Kroger Corp. ............................................... 1,140       42,108
 Laidlaw, Inc. .............................................. 1,473       20,069
 Lilly (Eli) & Co. .......................................... 4,973      346,245
 Limited (The), Inc. ........................................ 1,217       31,033
 Lincoln National Corp. .....................................   457       35,703
 Liz Claiborne, Inc. ........................................   300       12,543
 Lockheed Martin Corp. ......................................   869       85,596
 Loews Corp. ................................................   515       54,654
 Longs Drug Stores, Inc. ....................................   176        5,654
 Louisiana-Pacific Corp. ....................................   490        9,310
 Lowe's Companies, Inc. .....................................   779       37,148
 LSI Logic Corp. ............................................   636       12,561
 Lucent Technologies, Inc. .................................. 2,875      229,640
 Mallinckrodt, Inc. .........................................   329       12,502
 Manor Care, Inc. ...........................................   285        9,975
 Marriott International, Inc. ...............................   570       39,472
 Marsh & McLennan Cos., Inc. ................................   755       56,294
 Masco Corp. ................................................   739       37,596
 Mattel, Inc. ............................................... 1,302       48,499
 May Department Stores Co. .................................. 1,042       54,900
 Maytag Corp. ...............................................   426       15,895
 MBIA Inc. ..................................................   400       26,725
 MBNA Corp. ................................................. 2,245       61,316
 McDermott International Inc. ...............................   249        9,119
 McDonald's Corp. ........................................... 3,083      147,213
 McGraw-Hill Cos., Inc. .....................................   443       32,782
 MCI Communications Corp. ................................... 3,122      133,660
 Mead Corp. .................................................   468       13,104
 Medtronic, Inc. ............................................ 2,095      109,594
 Mellon Bank Corp. .......................................... 1,141       69,173
 Mercantile Stores, Inc. ....................................   165       10,044
 Merck & Co., Inc. .......................................... 5,372      570,775
 Meredith Corp. .............................................   240        8,565
 Merrill Lynch & Co., Inc. .................................. 1,485      108,312
 MGIC Investment Corp. ......................................   511       33,981
 Micron Technology, Inc. ....................................   944       24,544
 Microsoft Corp. ............................................ 5,410      699,242
 Millipore Corp. ............................................   195        6,617
 Minnesota Mining & Mfg. Co. ................................ 1,832      150,338
 Mirage Resorts, Inc. .......................................   801       18,222
 Mobil Corp. ................................................ 3,522      254,244
 Monsanto Co. ............................................... 2,658      111,636
 Moore Corp., Ltd. ..........................................   398        6,019

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS (CONTINUED):
Common Stocks (Continued)
 Morgan (J.P.) & Co., Inc. ..................................    802 $    90,525
 Morgan Stanley Dean Witter Discover and Co. ................  2,656     157,036
 Morton International, Inc. .................................    628      21,587
 Motorola, Inc.  ............................................  2,668     152,242
 NACCO Industries, Inc. Cl A.................................     37       3,965
 Nalco Chemical Co. .........................................    299      11,829
 National City Corp. ........................................    964      63,383
 National Semiconductor Corp. ...............................    751      19,479
 National Service Industries.................................    202      10,011
 NationsBank Corp. ..........................................  3,190     193,991
 Navistar International Corp. ...............................    327       8,113
 New York Times Co. Cl A.....................................    430      28,433
 Newell Co. .................................................    713      30,302
 Newmont Mining Corp. .......................................    700      20,562
 NextLevel Systems, Inc. ....................................    660      11,797
 Niagara Mohawk Power Corp. .................................    647       6,793
 Nicor, Inc. ................................................    218       9,196
 Nike, Inc. Cl B.............................................  1,294      50,789
 Nordstrom, Inc. ............................................    346      20,889
 Norfolk Southern Corp. .....................................  1,689      52,042
 Northern States Power Co. ..................................    311      18,115
 Northern Telecom, Ltd. .....................................  1,175     104,575
 Northrop Grumman Corp. .....................................    299      34,385
 Norwest Corp. ..............................................  3,386     130,784
 Novell, Inc. ...............................................  1,564      11,730
 Nucor Corp. ................................................    394      19,035
 Occidental Petroleum Corp. .................................  1,519      44,525
 Omnicom Group, Inc. ........................................    726      30,764
 Oneok, Inc. ................................................    139       5,612
 Oracle Corp. ...............................................  4,391      97,974
 Oryx Energy Co. ............................................    472      12,036
 Owens Corning ..............................................    239       8,155
 Owens Illinois..............................................    629      23,862
 Paccar, Inc. ...............................................    349      18,322
 Pacific Enterprises.........................................    373      14,034
 PacifiCorp. ................................................  1,327      36,243
 Pall Corp. .................................................    570      11,791
 Parametric Technology Co. ..................................    571      27,051
 Parker Hannifin Corp. ......................................    500      22,937
 Peco Energy Co. ............................................    997      24,177
 Penney (J.C.) Co., Inc. ....................................  1,115      67,248
 Pennzoil Co. ...............................................    215      14,364
 Peoples Energy Corp. .......................................    157       6,181
 Pep Boys-Manny, Moe & Jack..................................    283       6,756
 Pepsico, Inc. ..............................................  6,801     247,811
 Perkin-Elmer Corp. .........................................    196      13,928
 Pfizer, Inc. ...............................................  5,792     431,866
 PG & E Corp. ...............................................  1,965      59,809
 Pharmacia & Upjohn, Inc. ...................................  2,275      83,321
 Phelps Dodge Corp. .........................................    271      16,869
 Philip Morris Cos., Inc. ................................... 10,857     491,957
 Phillips Petroleum Co. .....................................  1,180      57,377
 Pioneer Hi-Bred Intl., Inc. ................................    268      28,743
 Pitney Bowes, Inc. .........................................    647      58,189
 Placer Dome, Inc. ..........................................  1,073      13,613
 PNC Bank Corp. .............................................  1,376      78,518
 Polaroid Corp. .............................................    204       9,932
 Potlatch Corp. .............................................    130       5,590
 PP&L Resources, Inc. .......................................    740      17,713
 PPG Industries, Inc. .......................................    803      45,871
 Praxair, Inc. ..............................................    708      31,860
 Proctor & Gamble Co. .......................................  6,025     480,870
 Progressive Corp. of Ohio...................................    323      38,719

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS (CONTINUED):
Common Stocks (Continued)
 Providian Financial Corp. ..................................   420  $    18,978
 Public Svc. Enterprise Group, Inc. ......................... 1,039       32,923
 Pulte Corp. ................................................    95        3,972
 Quaker Oats Co. ............................................   616       32,494
 Ralston Purina Co. .........................................   477       44,331
 Raychem Corp. ..............................................   390       16,794
 Raytheon Co. ...............................................   208       10,286
 Raytheon Co. ............................................... 1,559       78,729
 Reebok International Ltd. ..................................   252        7,260
 Republic New York Corp. ....................................   246       28,090
 Reynolds Metals Co. ........................................   330       19,800
 Rite-Aid Corp. .............................................   551       32,336
 Rockwell Intl., Corp. ......................................   936       48,906
 Rohm & Haas Co. ............................................   276       26,427
 Rowan Cos., Inc. ...........................................   388       11,834
 Royal Dutch Petro Co.--NY Shr............................... 9,609      520,687
 Rubbermaid, Inc. ...........................................   672       16,800
 Russell Corp. ..............................................   163        4,329
 Ryder System, Inc. .........................................   348       11,397
 Safeco Corp. ...............................................   633       30,858
 Safety-Kleen Corp. .........................................   261        7,161
 Sara Lee Corp. ............................................. 2,152      121,184
 SBC Communications, Inc. ................................... 4,109      300,984
 Schering-Plough Corp. ...................................... 3,283      203,956
 Schlumberger, Ltd. ......................................... 2,218      178,549
 Scientific-Atlanta, Inc. ...................................   347        5,812
 Seagate Technology, Inc. ................................... 1,096       21,098
 Seagram, Ltd. .............................................. 1,598       51,635
 Sears Roebuck & Co. ........................................ 1,755       79,413
 Service Corp. International ................................ 1,127       41,628
 Shared Medical Systems Corp. ...............................   112        7,392
 Sherwin-Williams Co. .......................................   774       21,478
 Sigma-Aldrich Corp. ........................................   449       17,847
 Silicon Graphics, Inc. .....................................   839       10,435
 Snap-On, Inc. ..............................................   274       11,953
 Sonat, Inc. ................................................   384       17,568
 Southern Co. ............................................... 3,094       80,057
 Southwest Airlines Co. .....................................   981       24,157
 Springs Industries, Inc. Cl A...............................    90        4,680
 Sprint Corp. ............................................... 1,929      113,087
 St. Jude Medical, Inc. .....................................   411       12,535
 St. Paul Companies (The)....................................   376       30,855
 Stanley Works ..............................................   399       18,827
 State Street Corp ..........................................   720       41,895
 Stone Container Corp. ......................................   445        4,644
 Sun America, Inc. ..........................................   874       37,363
 Sun Co., Inc. ..............................................   325       13,670
 Sun Microsystems, Inc. ..................................... 1,679       66,950
 Suntrust Banks, Inc. .......................................   945       67,449
 Supervalu, Inc. ............................................   272       11,390
 Synovus Financial Corp. ....................................   800       26,200
 Sysco Corp. ................................................   767       34,946
 Tandy Corp. ................................................   474       18,278
 Tektronix, Inc. ............................................   225        8,929
 Tele-Communications Inc.--Cl A.............................. 2,269       63,390
 Tellabs, Inc. ..............................................   811       42,881
 Temple-Inland, Inc. ........................................   255       13,339
 Tenet Healthcare Corp. ..................................... 1,357       44,950
 Tenneco, Inc. ..............................................   763       30,138
 Texaco, Inc. ............................................... 2,457      133,599
 Texas Instruments, Inc. .................................... 1,750       78,750
 Texas Utilities Co. ........................................ 1,105       45,926
 Textron, Inc. ..............................................   739       46,187

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                              SHARES    VALUE
                                                              ------ -----------
INDEXED ASSETS (CONTINUED):
Common Stocks (Continued)
 Thermo Electron Corp. ......................................    673 $    29,948
 Thomas & Betts Corp. .......................................    246      11,623
 Time Warner, Inc. ..........................................  2,509     155,558
 Times Mirror Co. Cl A.......................................    429      26,383
 Timken Co. .................................................    282       9,693
 TJX Cos., Inc. .............................................    732      25,162
 Torchmark Corp. ............................................    620      26,078
 Toys R Us, Inc. ............................................  1,278      40,177
 Transamerica Corp. .........................................    284      30,246
 Travelers Group, Inc. ......................................  5,141     276,971
 Tribune Co. ................................................    550      34,237
 Tricon Global Restaurants, Inc. ............................    685      19,907
 TRW, Inc. ..................................................    552      29,463
 Tupperware Corp. ...........................................    274       7,637
 Tyco International Ltd. ....................................  2,388     107,609
 U.S. Bancorp ...............................................  1,097     122,795
 U.S. Surgical Corp. ........................................    329       9,643
 U.S. West Media Group ......................................  2,717      78,453
 U.S. West Communications Group .............................  2,166      97,740
 Unicom Corp. ...............................................    969      29,796
 Unilever N.V. ..............................................  2,868     179,070
 Union Camp Corp. ...........................................    311      16,696
 Union Carbide Corp. ........................................    557      23,916
 Union Electric Co. .........................................    458      19,808
 Union Pacific Corp. ........................................  1,107      69,118
 Union Pacific Resources Grp., Inc. .........................  1,137      27,572
 Unisys Corp. ...............................................    783      10,864
 United Healthcare Corp. ....................................    840      41,737
 United Technologies Corp. ..................................  1,044      76,016
 Unocal Corp. ...............................................  1,107      42,965
 UNUM Corp. .................................................    625      33,984
 US Airways Group Inc. ......................................    452      28,250
 USF&G Corp. ................................................    497      10,965
 UST, Inc. ..................................................    824      30,436
 USX-Marathon Group .........................................  1,291      43,571
 USX-U.S. Steel Group, Inc. .................................    384      12,000
 V F Corp. ..................................................    829      38,082
 Viacom, Inc. ...............................................  1,581      65,512
 W.R. Grace & Co. ...........................................    333      26,785
 Wachovia Corp. .............................................    915      74,229
 Wal-Mart Stores, Inc. ...................................... 10,102     398,397
 Walgreen Co. ...............................................  2,206      69,213
 Warner-Lambert Co. .........................................  1,216     150,784
 Washington Mutual, Inc. ....................................  1,154      73,639
 Waste Management Inc. ......................................  2,032      55,880
 Wells Fargo & Co. ..........................................    394     133,738
 Wendy's International, Inc. ................................    590      14,196
 Western Atlas, Inc. ........................................    242      17,908
 Westvaco Corp. .............................................    457      14,366
 Weyerhaeuser Co. ...........................................    894      43,861
 Whirlpool Corp. ............................................    334      18,370
 Whitman Corp. ..............................................    455      11,858
 Willamette Industries, Inc. ................................    498      16,029
 Williams Cos., Inc. ........................................  1,424      40,406
 Winn-Dixie Stores, Inc. ....................................    667      29,139
 Woolworth Corp. ............................................    605      12,326
 WorldCom, Inc. .............................................  4,042     122,270
 Worthington Industries, Inc. ...............................    433       7,144
 Wrigley (Wm.) Jr. Co. ......................................    521      41,452
 Xerox Corp. ................................................  1,457     107,663
                                                                     -----------
Total Indexed Assets--Common Stocks (Cost: $23,282,051) 60.3%.......  33,887,787
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                              FACE
                                             RATE  MATURITY  AMOUNT    VALUE
                                             ----  -------- -------- ----------
INDEXED ASSETS (CONTINUED):
Short-Term Debt Securities
U.S. Government (.1%)
 U.S. Treasury Bill......................... 4.97% 3/12/98  $ 20,000 $   19,796
 U.S. Treasury Bill......................... 5.14  1/22/98    40,000     39,879
                                                                     ----------
                                                                         59,675
                                                                     ----------
Commercial Paper (1.5%)
 Duke Power Co.............................. 6.72   1/2/98   829,000    828,845
                                                                     ----------
Total Short-Term Debt Securities (Cost: $888,529) 1.6%.............     888,520
                                                                     ----------
Total Indexed Assets--Common Stocks & Short-Term Debt Securities
 (Cost: $24,170,580) 61.9%.........................................  34,776,307
                                                                     ----------

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                              SHARES    VALUE
                                                              ------ -----------
ACTIVE ASSETS:
Common Stocks
Basic Materials (1.3%)
 Atchison Casting Corp.*.....................................  4,000 $    65,000
 DEKALB Genetics Corp. Cl B..................................  2,200      86,350
 Essex International Inc.*...................................    700      20,825
 Lone Star Technologies, Inc.*...............................  6,600     187,275
 Morton International, Inc. .................................  3,900     134,062
 Oregon Steel Mills, Inc. ...................................  5,500     117,218
 Praxair, Inc. ..............................................  2,700     121,500
                                                                     -----------
                                                                         732,230
                                                                     -----------
Consumer, Cyclical (9.2%)
 American Greetings Corp. Cl A...............................  4,500     176,062
 Avis Rent A Car, Inc.*......................................  3,200     102,200
 Bed Bath & Beyond, Inc.*....................................  2,500      96,250
 Borg-Warner Automotive, Inc. ...............................  1,600      83,200
 Brylane, Inc.* .............................................  2,100     103,425
 Callaway Golf Co. ..........................................  7,300     208,506
 Central Garden & Pet Co.* ..................................  3,000      78,750
 Cinar Films, Inc. Cl B*.....................................  2,000      77,750
 CKE Restaurants, Inc. ......................................  1,400      58,975
 Coach USA, Inc.*............................................  2,990     100,165
 Consolidation Capital Corp.*................................  1,400      28,437
 Dan River, Inc.* ...........................................  3,700      60,818
 Dress Barn, Inc.* ..........................................  2,200      62,425
 Earthgrains Co. ............................................  1,900      89,300
 Fairfield Communities, Inc.*................................  3,850     170,362
 Family Golf Centers, Inc.*..................................  1,900      59,612
 Finlay Enterprises, Inc.*...................................  6,700     152,425
 Flowers Industries, Inc. ...................................  1,400      28,787
 Fred Meyer, Inc.*...........................................  2,000      72,750
 Gannett, Inc. ..............................................  2,400     148,350
 General Motors Corp.........................................  1,700     103,062
 Golden Bear Golf, Inc.*.....................................  5,300      42,400
 Interstate Bakeries Corp. ..................................  1,200      44,850
 Jacor Communications, Inc.*.................................  1,300      69,062
 Linens 'n Things, Inc.*.....................................    800      34,900
 Masco Corp..................................................  3,000     152,625
 May Department Stores Co....................................  2,400     126,450
 Michaels Stores, Inc.* .....................................  2,800      81,900
 Midwest Express Holdings, Inc.* ............................  5,000     194,062
 Nautica Enterprises, Inc.* .................................  1,000      23,250
 Outdoor Systems, Inc.* .....................................  2,900     111,650
 Pillowtex Corp. ............................................    900      31,387
 Polo Ralph Lauren Corp.*....................................  1,000      24,312
 Ryanair Holdings PLC--ADR*..................................  4,600     115,575
 Ryder System, Inc. .........................................  3,500     114,625
 St. John Knits, Inc......................................... 10,800     432,000
 Stage Stores, Inc.* ........................................  1,400      52,325
 Suiza Foods Corp.* .........................................  5,590     332,954
 Sunbeam, Corp...............................................  2,200      92,675
 The Men's Wearhouse, Inc.*..................................  1,600      55,600
 Tiffany & Co. ..............................................  3,500     126,218
 Tower Automotive, Inc.*.....................................  5,800     243,962
 Universal Foods Corp. ......................................  4,500     190,125
 Universal Outdoor Holdings, Inc.* ..........................  1,400      72,800
 Wendy's International, Inc. ................................  5,700     137,156
 Xerox Corp..................................................  2,500     184,531
                                                                     -----------
                                                                       5,149,005
                                                                     -----------
Consumer, Non-Cyclical (3.2%)
 Advanced Lighting Techs., Inc.*.............................  3,400      64,600
 American Home Products Corp.................................  1,700     130,050
 American Stores Co..........................................  7,700     158,331

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                              SHARES    VALUE
                                                              ------ -----------
ACTIVE ASSETS (CONTINUED):
Common Stocks (Continued)
Consumer, Non-Cyclical (Continued)
 AmeriSource Health Corp--Cl A*..............................    900 $    52,425
 Bergen Brunswig.............................................  2,800     117,950
 BioChem Pharma, Inc.* ......................................  1,000      20,875
 Biomet, Inc.................................................  2,400      61,500
 Dura Pharmaceuticals, Inc.*.................................  1,000      45,875
 Elan Corp Plc*..............................................    500      25,593
 ESC Medical Systems Ltd.* ..................................  2,200      85,250
 Express Scripts, Inc--Cl A*.................................  1,400      84,000
 I-STAT Corporation*.........................................  3,500      55,343
 IDEC Pharmaceuticals Corp.*.................................  1,600      55,000
 JP Foodservice, Inc.* ......................................  1,500      55,406
 Keystone Automotive Inds*...................................  1,400      33,250
 Lincare Holdings, Inc.* ....................................  1,600      91,200
 Medimmune, Inc.* ...........................................    800      34,300
 Mentor Corp.................................................  2,000      73,000
 Omnicare, Inc...............................................  1,800      55,800
 Pediatrix Medical Group, Inc.*..............................  1,200      51,300
 Phillip Morris Cos., Inc....................................  4,500     203,906
 Safeskin Corp.*.............................................    700      39,725
 Warnaco Group, Inc. Cl A....................................  5,000     156,875
 Whole Foods Market, Inc.*...................................  1,200      61,350
                                                                     -----------
                                                                       1,812,904
                                                                     -----------
Energy (3.1%)
 Elf Aquitaine--ADR..........................................  3,300     193,462
 EVI, Inc.*..................................................  1,000      51,750
 Global Industries Ltd.*.....................................  2,200      37,400
 Kerr-McGee Corp. ...........................................  2,800     177,275
 Mobil Corp..................................................  1,700     122,718
 Newpark Resources Inc.* ....................................  9,800     171,500
 Oceaneering Int'l, Inc.* ................................... 10,400     205,400
 Precision Drilling Corp.* ..................................  8,600     209,625
 St. Mary Land Exploration Co. ..............................  3,500     122,500
 Texaco, Inc.................................................  2,000     108,750
 Union Pacific Resources Grp., Inc. .........................  7,500     181,875
 Varco International, Inc.*..................................  2,840      60,882
 Veritas DGC, Inc.*..........................................  2,800     110,600
                                                                     -----------
                                                                       1,753,737
                                                                     -----------
Financial (6.2%)
 Ahmanson (H.F.) & Co........................................  2,500     167,343
 American Int'l. Group, Inc..................................  2,550     277,312
 Aon Corp. ..................................................  2,100     123,112
 Associated Banc-Corp........................................    500      27,562
 Beneficial Corp.............................................  1,200      99,750
 Checkfree Holdings Corp.* ..................................  4,900     132,300
 Citicorp....................................................  3,200     404,600
 CMAC Investment Corporation.................................  2,100     126,787
 Enhance Financial Svcs Group................................  2,000     119,000
 Executive Risk, Inc.* ......................................  1,700     118,681
 First Union Corp. ..........................................  4,000     205,000
 Fleet Financial Group, Inc. ................................  1,900     142,381
 INMC Mortgage Holdings, Inc. ...............................  4,200      98,437
 Keystone Financial, Inc.....................................  5,300     213,325
 Loews Corp. ................................................  1,200     127,350
 National Golf Properties, Inc. .............................  3,100     101,718
 NationsBank Corp............................................  4,400     267,575
 Oriental Financial Group....................................  5,000     147,812
 Patriot American Hospitality................................  2,112      60,852
 Providian Financial Corp. ..................................  2,700     122,006
 The Money Store, Inc. ......................................  2,750      57,750

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                             SHARES    VALUE
                                                             ------ ------------
ACTIVE ASSETS (CONTINUED):
Common Stocks (Continued)
Financial (Continued)
 U.S. Bancorp...............................................  2,000 $    223,875
 Vesta Insurance Group, Inc.................................  1,900      112,812
                                                                    ------------
                                                                       3,477,340
                                                                    ------------
Industrial (3.9%)
 AGCO Corp..................................................  9,000      263,250
 American Disposal Serv., Inc.*.............................  1,100       40,150
 Applied Materials, Inc.*................................... 10,400      313,300
 Aviall, Inc.*..............................................  4,300       64,231
 Burlington Northern Santa Fe Corp. ........................  1,400      130,112
 Cambridge Tech. Partners, Inc.*............................    800       33,300
 Chart Industries, Inc......................................  4,300       98,093
 Expeditors Int'l Wash., Inc................................    800       30,800
 First Data Corp............................................  5,000      146,250
 Foster Wheeler Corp........................................  2,900       78,481
 Hardinge, Inc..............................................  5,900      219,775
 Hooper Holmes, Inc.........................................  5,400       78,637
 Hvide Marine, Inc.*........................................  1,100       28,325
 Keane, Inc.*...............................................    780       31,687
 Knightsbridge Tankers Ltd..................................  3,000       84,937
 Knoll, Inc.*...............................................  1,100       35,337
 QuickResponse Services, Inc.*..............................  2,400       88,800
 Union Pacific Corp.........................................  3,100      193,556
 USA Waste Services, Inc.*..................................  2,597      101,932
 York International Corp....................................  3,100      122,643
                                                                    ------------
                                                                       2,183,596
                                                                    ------------
Technology (9.7%)
 3Com Corp.*................................................ 11,700      408,768
 Advanced Fibre Communication*..............................  2,300       66,987
 America Online, Inc.*......................................    700       62,431
 Atmel Corp.*............................................... 11,900      220,893
 Ballard Medical Products...................................  4,000       97,000
 Boeing Co..................................................  2,400      117,450
 Boston Technology Inc*.....................................  5,500      138,187
 CBT Group PLC*.............................................  1,900      156,037
 CIENA Corp.*...............................................  1,100       67,237
 Cisco Systems, Inc.*....................................... 13,050      727,537
 Citrix Systems, Inc.*......................................    700       53,200
 Compaq Computer Corp.*.....................................  9,200      519,225
 Cytyc Corporation*.........................................  3,500       87,062
 INCYTE Pharmaceuticals, Inc.*..............................  2,800      126,000
 Intel Corp.................................................  7,800      547,950
 Intl. Business Machines Corp...............................  1,800      188,212
 Linear Technology Corp.....................................  6,100      351,512
 Maxim Integrated Products, Inc*............................  7,600      262,200
 Parametric Technology Co.*.................................  4,900      232,137
 Raytheon Co.-Cl B..........................................  3,800      191,900
 Raytheon Co.-Cl A*.........................................    108        5,352
 Sun Microsystems, Inc.*.................................... 10,200      406,725
 Technology Solutions Company*..............................  2,115       55,783
 Tellabs, Inc.*.............................................  1,100       58,162
 Transaction Network Services, Inc.*........................  1,700       29,325
 Xilinx, Inc.*..............................................  7,500      262,968
                                                                    ------------
                                                                       5,440,240
                                                                    ------------
Utilities (1.0%)
 Duke Energy Corp...........................................  2,700      149,512
 Edison International.......................................  2,600       70,687

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INSTITUTIONAL FUNDS (ALL AMERICA FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                                              SHARES    VALUE
                                                              ------ -----------
ACTIVE ASSETS (CONTINUED):
Common Stocks (Continued)
Utilities (Continued)
 MCI Communications Corp..................................... 4,500  $   192,690
 SBC Communications, Inc..................................... 2,100      153,825
                                                                     -----------
                                                                         566,714
                                                                     -----------
Total Active Portion--Common Stocks (Cost: $17,457,664) 37.6%.......  21,115,766
                                                                     -----------

                                                             FACE
                                            RATE  MATURITY  AMOUNT     VALUE
                                            ----  -------- -------- -----------
Short-Term Debt Securities
U.S. Government (**)
 U.S. Treasury Bill........................ 5.20% 2/26/98  $ 10,000 $     9,919
                                                                    -----------
Commercial Paper (0.5%)
 Duke Power Co............................. 6.72   1/2/98   207,000     206,962
 ReliaStar Mortgage Corp................... 6.00   1/5/98   100,000      99,933
                                                                    -----------
                                                                        306,895
                                                                    -----------
Total Short-Term Debt Securities (Cost: $316,814) 0.5%............      316,814
                                                                    -----------
Total Active Securities (Cost: $17,774,478) 38.1%.................   21,432,580
                                                                    -----------
Total Investments (Cost: $41,945,058) 100.0%......................  $56,208,887
                                                                    ===========

-------
 * Non-income producing security.
** Less than .1%.

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 1997:

                                                    UNDERLYING FACE  UNREALIZED
                                    EXPIRATION DATE AMOUNT AT VALUE    (LOSS)
                                    --------------- ---------------- ----------
Purchased
 4 SP 500 Stock Index Futures
  Contracts........................   March 1998        $979,100       $(200)
                                                        ========       =====

  The face value of futures purchased and outstanding as percentage of total investment in securities: 1.7%.

   The accompanying notes are an integral part of these financial statements.

               MUTUAL OF AMERICA INSTITUTIONAL FUNDS (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 1997

                                                            FACE
                                          RATE  MATURITY   AMOUNT      VALUE
                                          ----  -------- ---------- -----------
LONG-TERM DEBT SECURITIES:
U.S. Government (40.0%)
 U.S. Treasury Bond...................... 7.13%  2/15/23 $1,750,000 $ 1,997,730
 U.S. Treasury Note...................... 6.38   3/31/01  2,000,000   2,037,500
 U.S. Treasury Note...................... 6.50   5/15/05  4,000,000   4,170,000
 U.S. Treasury Note...................... 6.63   4/30/02    500,000     516,405
                                                                    -----------
                                                                      8,721,635
                                                                    -----------
Agencies/Other (35.8%)
 Federal Home Loan Bank.................. 0.00    7/2/12  5,000,000   1,619,550
 Federal Home Loan Bank.................. 0.00   8/18/17  5,000,000   1,081,250
 FHLMC................................... 6.50  10/15/06    400,000     400,500
 FHLMC................................... 8.00   7/15/06    380,116     396,624
 FHLMC................................... 7.00   4/15/17    456,497     459,920
 FHLMC................................... 7.50   5/15/18    241,388     242,896
 FNMA.................................... 6.80   6/25/05    500,864     502,116
 FNMA.................................... 7.75  10/25/18    468,836     471,911
 FNMA.................................... 7.00  11/25/07  1,000,000   1,026,871
 FNMA.................................... 7.00  11/25/05    600,000     608,808
 Republic of Iceland..................... 6.13    2/1/04  1,000,000     998,130
                                                                    -----------
                                                                      7,808,576
                                                                    -----------
Consumer, Cyclical (4.5%)
 Fruit of the Loom, Inc.................. 7.38  11/15/23    250,000     237,535
 Fruit of the Loom, Inc.................. 7.00   3/15/11    250,000     239,735
 Woolworth Corp.......................... 7.00  10/15/02    500,000     509,995
                                                                    -----------
                                                                        987,265
                                                                    -----------
Financial (11.7%)
 Bear Stearns Cos., Inc.................. 6.63   10/1/04  1,000,000   1,003,240
 Rank Group Financial PLC................ 6.75  11/30/04    500,000     500,525
 Rodamco NV.............................. 7.30   5/15/05  1,000,000   1,040,550
                                                                    -----------
                                                                      2,544,315
                                                                    -----------
Industrial (7.3%)
 Clark Equipment Co...................... 8.35   5/15/23    500,000     584,455
 Williams Cos., Inc...................... 6.50  11/15/02  1,000,000   1,004,450
                                                                      1,588,905
                                                                    -----------
Total Long-Term Debt Securities (Cost: $21,014,691) 99.3%.........   21,650,696
                                                                    -----------
SHORT-TERM DEBT SECURITIES:
U.S. Government (*)
 U.S. Treasury Bill...................... 4.87    2/5/98     10,000       9,952
                                                                    -----------
Commercial Paper (0.7%)
 CIT Group Holdings, Inc. ............... 5.80    1/7/98    147,000     146,858
                                                                    -----------
Total Short-Term Debt Securities (Cost: $156,810) 0.7%............      156,810
                                                                    -----------
Total Investments (Cost: $21,171,501) 100.0% .....................  $21,807,506
                                                                    ===========

-------
* Less than .1%
Abbreviations:FHLMC = Federal Home Loan Bank
FNMA= Federal National Mortgage Association

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INSTITUTIONAL FUNDS (MONEY MARKET FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
                               DECEMBER 31, 1997

                                          DISCOUNT            FACE   AMORTIZED
                                  RATING*   RATE   MATURITY  AMOUNT     COST
                                  ------- -------- -------- -------- ----------
SHORT-TERM DEBT SECURITIES:
U.S. Government (0.2%)
 U.S. Treasury Bill..............           5.00%  02/05/98 $ 15,000 $   14,926
                                                                     ----------
                                                                         14,926
                                                                     ----------
Commercial Paper (99.8%)
 Abbott Laboratories............. A1+/P1    5.75   01/07/98  155,000    154,851
 American Express Credit Corp. ..  A1/P1    5.49   01/30/98  150,000    149,321
 American Express Credit Corp. ..  A1/P1    6.10   01/09/98  150,000    149,796
 Anheuser Busch Cos., Inc........ A1+/P1    5.64   01/20/98  130,000    129,611
 AT&T Credit Corp. .............. A1+/P1    5.52   01/02/98  167,000    166,974
 Baltimore Gas & Electric Co.....  A1/P1    5.95   01/13/98  151,000    150,700
 Bell Atlantic Financial
  Services, Inc. ................  A1/P1    5.80   01/05/98  190,000    189,877
 Bellsouth Telecommunication
  Corp. ......................... A1+/P1    5.73   01/13/98  100,000     99,808
 Bellsouth Telecommunication
  Corp. ......................... A1+/P1    5.75   02/05/98  100,000     99,440
 Bemis Co........................  A1/P1    5.95   01/23/98  300,000    298,908
 Central Illinois Light..........  A1/P1    5.91   01/15/98  148,000    147,659
 CIT Group Holdings, Inc. ....... A1+/P1    5.80   01/07/98  230,000    229,777
 Coca-Cola Co. .................. A1+/P1    5.56   01/09/98  220,000    219,726
 Daimler Benz North Amer. Corp. .  A1/P1    5.69   01/12/98  200,000    199,650
 Disney (Walt) Enterprises Inc. .  A1/P1    5.58   01/12/98  220,000    219,622
 Duke Power Co................... A1+/P1    6.72   01/02/98  149,000    148,972
 DuPont EI Nemour (Res).......... A1+/P1    5.66   02/23/98  300,000    297,497
 Eaton Corp......................  A1/P1    5.95   02/09/98  300,000    298,064
 Ford Motor Credit Co. ..........  A1/P1    5.74   02/02/98  100,000     99,487
 General Electric Capital Corp. . A1+/P1    5.50   01/05/98  150,000    149,906
 General Electric Capital Corp. . A1+/P1    6.10   01/13/98  150,000    149,695
 General Mills, Inc..............  A1/P1    6.69   01/05/98  100,000     99,926
 GTE Funding Inc.................  A1/P1    6.35   01/28/98  100,000     99,523
 GTE Funding Inc.................  A1/P1    5.98   01/22/98  200,000    199,299
 Hewlett Packard Co. ............ A1+/P1    5.80   01/08/98  146,000    145,835
 IBM Credit Corp.................  A1/P1    5.59   01/06/98  220,000    219,828
 International Lease Fin Corp. ..  A1/P1    6.30   01/12/98  130,000    129,749
 Interstate Power Corp...........  A1/P1    5.83   01/23/98  230,000    229,178
 Interstate Power Corp...........  A1/P1    6.05   01/27/98  100,000     99,563
 Kimberly-Clark Corp. ........... A1+/P1    6.20   01/13/98  300,000    299,379
 Lucent Technology, Inc. ........  A1/P1    5.50   01/16/98  130,000    129,699
 Merrill Lynch & Co. ............ A1+/P1    6.10   01/15/98  125,000    124,703
 Merrill Lynch & Co. ............ A1+/P1    5.54   02/02/98  150,000    149,244
 National Rural Utilities........ A1+/P1    5.72   02/05/98  102,000    101,431
 Northern Illinois Gas Corp. .... A1+/P1    5.97   01/22/98  208,000    207,275
 Novartis Finance Corp. ......... A1+/P1    5.79   01/08/98  200,000    199,774
 PHH Corp. ......................  A1/P1    6.10   01/12/98  201,000    200,625
 Pitney Bowes Credit Corp. ...... A1+/P1    6.00   01/14/98  180,000    179,609
 Procter & Gamble Co............. A1+/P1    5.80   02/05/98  300,000    298,306
 Toyota Motor Credit Corp........ A1+/P1    5.65   01/12/98  108,000    107,812
 Toyota Motor Credit Corp........ A1+/P1    5.88   01/23/98  120,000    119,568
 Wisconsin Electric Fuel......... A1+/P1    5.75   01/27/98  127,000    126,470
 Xerox Credit Corp. .............  A1/P1    5.75   01/07/98  202,000    201,806
                                                                     ----------
                                                                      7,417,943
                                                                     ----------
Total Short-Term Debt Securities (Cost: $7,432,869) 100%............ $7,432,869
                                                                     ==========

-------
* The ratings are provided by Standard & Poor's Corporation/Moody's Investor Services, Inc.

   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                          ALL AMERICA    BOND     MONEY MARKET
                                             FUND        FUND         FUND
                                          ----------- ----------- ------------
Assets:
Investments at market value (Notes 1 and
 3)
  (Cost:
   All America Fund--$41,945,058
   Bond Fund--$21,171,501
   Money Market--$7,432,869)............. $56,208,887 $21,807,506  $7,432,869
Cash.....................................     319,628      17,848         507
Interest and dividends receivable........      59,318     242,484         --
Shareholders subscriptions receivable....      81,000      81,000      80,899
Receivable for securities sold...........      21,871         --          --
                                          ----------- -----------  ----------
Total Assets.............................  56,690,704  22,148,838   7,514,275
Payable for securities purchased.........         200         --          --
Dividend payable to shareholders.........      14,401       1,227       2,269
Accrued expenses.........................       2,940         622         310
                                          ----------- -----------  ----------
Net Assets............................... $56,673,163 $22,146,989  $7,511,696
                                          =========== ===========  ==========
Shares Outstanding (Note 4)..............   4,481,109   2,127,410     740,224
                                          =========== ===========  ==========
Net Asset Value Per Share................ $     12.65 $    10. 41  $    10.15
                                          =========== ===========  ==========



   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                            STATEMENT OF OPERATIONS

                              ALL AMERICA          BOND         MONEY MARKET
                                  FUND             FUND             FUND
                            ---------------- ---------------- -----------------
                                                               FOR THE PERIOD
                                                                 MAY 1, 1997
                              FOR THE YEAR     FOR THE YEAR     (COMMENCEMENT
                                 ENDED            ENDED       OF OPERATIONS) TO
                            DECEMBER 31,1997 DECEMBER 31,1997 DECEMBER 31, 1997
                            ---------------- ---------------- -----------------
Investment Income: (Note
 1)
  Dividends...............    $   773,877      $       --         $    --
  Interest................         40,062        1,343,822         110,804
                              -----------      -----------        --------
Total Investment Income...        813,939        1,343,822         110,804
                              -----------      -----------        --------
Expenses: (Note 2)
  Investment management
   fees...................        291,620           94,370           3,930
  Directors' (independent)
   fees and expenses......         22,369           22,369          15,323
  Custodian expenses......         44,624            1,945           1,909
  Accounting expenses.....         26,600           26,600          12,000
  Transfer agent fees.....         12,060           12,060           8,060
  Legal...................         38,175           38,115           1,342
  Audit...................         15,600            7,600           3,800
  Printing and Other......         38,915            8,290           2,650
                              -----------      -----------        --------
Total Expenses before
 reimbursement............        489,963          211,349          49,014
Expense reimbursement.....        (20,310)         (64,153)        (41,154)
                              -----------      -----------        --------
Net Expenses..............        469,653          147,196           7,860
                              -----------      -----------        --------
Net Investment Income.....        344,286        1,196,626         102,944
                              -----------      -----------        --------
Net Realized and
 Unrealized Gain (Loss) on
 Investments (Note 1):
Net realized gain (loss)
 on investments:
  Net proceeds from sale..     34,036,469       11,097,306             --
  Cost of securities sold.     28,780,474       10,871,749             --
                              -----------      -----------        --------
Net realized gain (loss)..      5,255,995          225,557             --
Realized gain (loss) on
 short-term securities....            (72)            (904)           (43)
                              -----------      -----------        --------
Net realized gain (loss)
 on investments...........      5,255,923          224,653             (43)
Net unrealized
 appreciation
 (depreciation) of
 investments..............      8,744,059          373,683             --
                              -----------      -----------        --------
Net Realized and
 Unrealized Gain (Loss) on
 Investments..............     13,999,982          598,336             (43)
                              -----------      -----------        --------
Net Increase in Net Assets
 Resulting from
 Operations...............    $14,344,268      $ 1,794,962        $102,901
                              ===========      ===========        ========


   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     MONEY MARKET
                                   ALL AMERICA FUND                        BOND FUND                     FUND
                          ----------------------------------- ------------------------------------ -----------------
                                             FOR THE PERIOD                       FOR THE PERIOD    FOR THE PERIOD
                                               MAY 1, 1996                         MAY 1, 1996        MAY 1, 1997
                            FOR THE YEAR      (COMMENCEMENT     FOR THE YEAR      (COMMENCEMENT      (COMMENCEMENT
                                ENDED       OF OPERATIONS) TO       ENDED       OF OPERATIONS) TO  OF OPERATIONS) TO
                          DECEMBER 31, 1997 DECEMBER 31, 1996 DECEMBER 31, 1997 DECEMBER 31, 1996  DECEMBER 31, 1997
                          ----------------- ----------------- ----------------- ------------------ -----------------
From Operations:
  Net investment income.    $    344,286       $   328,237       $ 1,196,626       $   763,822        $  102,944
  Net realized gain
   (loss) on
   investments..........       5,255,923          (447,954)          224,653            (8,766)              (43)
  Net unrealized
   appreciation
   (depreciation) of
   investments..........       8,744,059         5,519,770           373,683           262,322               --
                            ------------       -----------       -----------       -----------        ----------
Net Increase (Decrease)
 in Net Assets Resulting
 From Operations........      14,344,268         5,400,053         1,794,962         1,017,378           102,901
                            ------------       -----------       -----------       -----------        ----------
Dividend Distributions
 (Note 5):
  From net investment
   income...............        (342,956)         (325,235)       (1,195,133)         (758,821)         (102,362)
  From capital gains....      (4,524,483)              --            (25,567)              --                --
                            ------------       -----------       -----------       -----------        ----------
Total Distributions.....      (4,867,439)         (325,235)       (1,220,700)         (758,821)         (102,362)
                            ------------       -----------       -----------       -----------        ----------
Capital Share
 Transactions (Note 4):
  Net proceeds from sale
   of shares............       2,120,648        50,137,638         1,388,091        20,123,533         7,907,064
  Dividend
   reinvestments........       4,852,995           325,235         1,219,471           758,821           100,093
  Cost of shares
   redeemed.............     (15,290,000)          (25,000)       (2,051,357)         (124,389)         (496,000)
                            ------------       -----------       -----------       -----------        ----------
Net Increase (Decrease)
 in Net Assets From
 Capital Share
 Transactions...........      (8,316,357)       50,437,873           556,205        20,757,965         7,511,157
                            ------------       -----------       -----------       -----------        ----------
Net Increase (Decrease)
 in Net Assets..........       1,160,472        55,512,691         1,130,467        21,016,522         7,511,696
Net Assets, Beginning of
 Year/Period............      55,512,691               --         21,016,522               --                --
                            ------------       -----------       -----------       -----------        ----------
Net Assets, End of
 Year/Period............    $ 56,673,163       $55,512,691       $22,146,989       $21,016,522        $7,511,696
                            ============       ===========       ===========       ===========        ==========
Components of Net
 Assets:
  Paid-in capital.......    $ 42,121,516       $50,437,873       $21,314,170       $20,757,965        $7,511,157
  Accumulated
   undistributed net
   investment income....           4,332             3,002             6,495             5,001               582
  Accumulated
   undistributed net
   realized gain (loss)
   on investments.......         283,486          (447,954)          190,319            (8,766)              (43)
  Unrealized
   appreciation
   (depreciation) of
   investments..........      14,263,829         5,519,770           636,005           262,322               --
                            ------------       -----------       -----------       -----------        ----------
Net Assets, End of
 Year/Period............    $ 56,673,163       $55,512,691       $22,146,989       $21,016,522        $7,511,696
                            ============       ===========       ===========       ===========        ==========

   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                              FINANCIAL HIGHLIGHTS

                                                                             MONEY MARKET
                             ALL AMERICA FUND              BOND FUND             FUND
                         ------------------------- ------------------------- ------------
                                                                             FOR THE YEAR
                         YEAR  ENDED   YEAR ENDED  YEAR  ENDED   YEAR ENDED     ENDED
                         DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                             1997       1996(F)        1997       1996(F)      1997 (E)
                         ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....    $10.98       $10.00       $10.13       $10.01       $10.00
                            ------       ------       ------       ------       ------
Income from investment
 operations:
  Net investment income.      0.08         0.06         0.59         0.38         0.35
  Net gains or losses on
   securities (realized
   and unrealized)......      2.77         0.98         0.29         0.12          --
                            ------       ------       ------       ------       ------
Total from Investment
 Operations.............      2.85         1.04         0.88         0.50         0.35
                            ------       ------       ------       ------       ------
Less dividend
 distributions:
  From net investment
   income...............     (0.08)       (0.06)       (0.59)       (0.38)       (0.20)
  From capital gains....     (1.10)         --         (0.01)         --           --
                            ------       ------       ------       ------       ------
Total Distributions.....     (1.18)       (0.06)       (0.60)       (0.38)       (0.20)
                            ------       ------       ------       ------       ------
Net Asset Value, End of
 Period.................    $12.65       $10.98       $10.41       $10.13       $10.15
                            ======       ======       ======       ======       ======
Total return (%) (b)....      26.0         10.4          8.9          5.0          3.5
Net assets, end of
 period ($ millions)....      56.7         55.5         22.1         21.0          7.5
Ratio of net investment
 income to average net
 assets (%) (a).........      0.59         0.95         5.69         5.63         5.17
Ratio of expenses to
 average net assets (%)
 (a)....................      0.84         0.87         1.00         0.90         2.47
Ratio of expenses to
 average net assets
 after expense
 reimbursement (%) (Note
 2) (a).................      0.81         0.85         0.70         0.70         0.40
Portfolio turnover rate
 (%) (c)................     35.96         9.33        56.18        17.85          N/A
Average commission rate
 paid ($) (d)...........     .0321        .0483          N/A          N/A          N/A

-------
(a) Annualized.
(b)Total return would have been lower had certain expenses not been reduced through expense reimbursement (Note 2)
(c)Portfolio turnover rate excludes all short-term securities.
(d)Average commission rate paid per share of stock.
(e)Commenced operations May 1, 1997.
(f)Commenced operations May 1, 1996.
N/A = Not Applicable.


   The accompanying notes are an integral part of these financial statements.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT POLICIES AND ORGANIZATION

  Mutual of America Institutional Funds, Inc. (the "Investment Company") was incorporated on October 27, 1994 under the laws of Maryland and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company (a mutual fund) currently issuing three series of common stock representing shares of the All America Fund, Bond Fund and Money Market Fund. Each fund has its own investment objective and policies. Shares of the funds of the Investment Company are offered on a no-load basis through its distributor, Mutual of America Securities Corporation, a registered broker-dealer and affiliate of the Investment Company's investment management adviser, Mutual of America Capital Management Corporation (the "Adviser").

  The Investment Company is designed primarily as an investment vehicle for endowments, foundations, corporations, municipalities and other public entities and other institutional investors.

  The Investment Company commenced operations on May 1, 1996, (the effective date of its registration) although the Bond Fund was initially seeded with a $100,000 cash investment on April 23, 1996 by its sponsor, Mutual of America Capital Management Corporation. The Money Market Fund commenced operations on May 1, 1997.

  Security Valuation--Investment securities are valued as follows:

    Equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price on the principal exchange is used. For any equity securities traded in the over-the-counter market
  (OTC), the security is valued at the last sale price, or if no sale, at the latest bid price available.

    Short-term securities with a maturity of 60 days or less are valued at amortized cost, which approximates market for such securities. Short-term debt securities maturing in excess of 60 days are stated at market value.

    Debt securities are valued at a composite fair market value "evaluated bid," which may be the last sale price. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Adviser under the direction of the Board of Directors of the Investment Company.

  Security Transactions--Security transactions are recorded on the trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividend income from foreign corporations is reflected net of imposed source tax withholding.

  Realized gain and loss on the sale of short and long-term debt securities is computed on the basis of amortized cost at the time of sale. Realized gain and loss on the sale of common stock is based on the identified cost basis of the security determined on a first-in, first-out ("FIFO") basis.

  The All America Fund may purchase stock index futures contracts for cash management purposes to remain more fully invested in the equity markets while minimizing transaction costs. Initial cash margin deposits (represented by cash or Treasury bills) are made upon entering into futures contracts. (This initial margin, equal to approximately 4% of the contract amount, does not involve the borrowing of funds to finance the transaction). During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses from futures transactions by "marking-to-market"on a daily basis to reflect the market value of the contract at the end of each trading day. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made. When the contract is closed, a realized gain or loss from futures transactions is recorded, equal to the net variation margin received or paid over the period of the contract. The "Underlying Face Amount at Value" representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a fund's exposure to off-balance sheet risk.

  Federal Income Taxes--The Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

2. EXPENSES AND OTHER TRANSACTIONS WITH AFFILIATES

  Organizational expenses of the Investment Company were borne by its sponsor, Mutual of America Capital Management Corporation, the investment management adviser of the Company.

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

  The Investment Company has entered into an Investment Advisory Agreement with the Adviser. For providing investment management services to the Investment Company each fund accrues a fee, calculated as a daily charge at the annual rate of .50% of the value of the net assets for the All America Fund, .45% of the value of the net assets for the Bond Fund, and .20% of the value of the net assets for the Money Market Fund.

  Under Sub-Advisory Agreements for the All America Fund, the Adviser has delegated investment advisory responsibilities to subadvisors responsible for providing management services for a portion of the fund's assets. The Adviser is responsible for compensation payable under such Sub-Advisory Agreements.

  The Adviser voluntarily limits the expenses of each fund, other than brokers' commissions, transfer taxes and fees relating to portfolio transactions, investment management expenses and extraordinary expenses to an annual rate of .35% of the value of the net assets of the All America Fund,
 .25% of the net assets of the Bond Fund, and .20% of the net assets of the Money Market Fund. Accrual of these other operating expenses at their respective specified annual rates is calculated as a daily charge. Settlement of fees accrued (both investment management and other operating expenses) is paid by each fund to the Adviser on or about month-end.

  The rate established for the All America Fund was reduced to .30% in early August, 1997 and was further reduced to .20% on October 1, 1997 so as to maintain as close a relationship as possible between the established rate (charged daily) and the fund's actual expenses, but not to exceed the respective rates under the Adviser's existing expense limitation agreement with each fund. In January, 1998 this charge was adjusted to .35% in recognition of the fund's actual expenses.

  The Adviser's voluntary agreement to limit each fund's total expenses (excluding brokerage commissions, transfer taxes/fees and extraordinary expenses) to an annual rate of .85% of the net assets of the All America Fund,
 .70% of the net assets of the Bond Fund, and .40% of the net assets of the Money Market Fund may be discontinued at any time.

  The Investment Company has entered into an Investment Accounting Agreement with the Adviser, pursuant to which the Adviser has agreed to serve as investment accounting and recordkeeping agent for the Funds and to calculate the net asset values of the Funds, effective January 2, 1997. Previous thereto, such services were provided by an unaffiliated entity. The compensation paid by the Funds for these services prior to and subsequent to January 2, 1997 is subject to the voluntary expense reimbursement of the Adviser.

  The All America Fund placed a portion of its portfolio transactions with an affiliated broker-dealer of the Adviser. Total commissions paid to this affiliate was $2,070 or 4% of total commissions for the year. In addition, a Sub-Advisor placed a portion of its portfolio transactions with its affiliated broker-dealer; such commissions amounted to $18,793 or 38% of the fund's total commissions.

3. PURCHASES AND SALES

  The cost of investment purchases and proceeds from sales of investments, excluding short-term investments and U.S. Government securities for the year ended December 31, 1997 was as follows:

                                           ALL AMERICA    BOND     MONEY MARKET
                                              FUND        FUND         FUND
                                           ----------- ----------- ------------
    Cost of investment purchases.........  $19,937,009 $ 6,059,850  $      --
                                           =========== ===========  ==========
    Proceeds from sales of investments...  $34,036,469 $ 1,005,259  $      --
                                           =========== ===========  ==========
    The cost of investment purchases and
     proceeds from sales of U.S.
     Government (excluding short-term)
     securities was as follows:
      Cost of investment purchases.......  $       --  $ 6,088,142  $      --
                                           =========== ===========  ==========
      Proceeds from sales of investments.  $       --  $10,092,047  $      --
                                           =========== ===========  ==========
  For the Money Market Fund, the cost of short-term securities purchases for the year was $21,892,723. Net proceeds from sales and redemptions was
$14,570,617.

  At December 31, 1997, the net unrealized appreciation (depreciation) of investments, based on cost for Federal income tax purposes, was as follows:
                                           ALL AMERICA    BOND     MONEY MARKET
                                              FUND        FUND         FUND
                                           ----------- ----------- ------------
    Unrealized appreciation..............  $15,671,181 $   636,278  $      --
    Unrealized depreciation..............    1,407,352         273         --
                                           ----------- -----------  ----------
    Net unrealized appreciation
     (depreciation)......................  $14,263,829 $   636,005  $      --
                                           =========== ===========  ==========
    Aggregate cost of investments for
     Federal income tax purposes.........  $41,945,058 $21,171,501  $7,432,869
                                           =========== ===========  ==========

                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                  NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
4. CAPITAL SHARE ACTIVITY AND OWNERSHIP

  At December 31, 1997 one billion shares of $.01 par value common stock have been authorized for the Investment Company. The Board of Directors has allocated 25 million shares to the All America Fund and 15 million shares each to the Bond and Money Market Funds.

  Transactions in shares during the year ending December 31, 1997 were as follows:

                                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                      --------------------------------------------
                                      ALL AMERICA       BOND       MONEY MARKET
                                          FUND          FUND           FUND
                                      --------------  -----------  ---------------
Shares sold..........................       156,660       136,473       778,779
Shares issued as reinvestment of
 dividends (Note 5)..................       383,559       118,985         9,874
Shares redeemed......................    (1,116,180)     (202,267)      (48,429)
                                      -------------   -----------    ----------
Net increase (decrease)..............      (575,961)       53,191       740,224
                                      =============   ===========    ==========

                                                           FOR THE YEAR ENDED
                                                            DECEMBER 31, 1996
                                                          ---------------------
                                                          ALL AMERICA   BOND
                                                             FUND       FUND
                                                          ----------- ---------
Shares sold..............................................  5,029,363  2,011,622
Shares issued as reinvestment of dividends (Note 5)......     30,167     75,089
Shares redeemed..........................................     (2,461)   (12,492)
                                                           ---------  ---------
Net increase (decrease)..................................  5,057,069  2,074,219
                                                           =========  =========

  As at December 31, 1997, Mutual of America Life Insurance Company and its subsidiaries, affiliates of the Adviser, were shareholders of each fund's outstanding shares as follows:

             All America Fund.............................. 96%
             Bond Fund..................................... 98%
             Money Market fund............................. 14%

  In addition, one unaffiliated shareholder was owner of 54% of the Money Market Fund's outstanding shares.

5. DIVIDENDS

  On June 30, 1997 and September 15, 1997 dividend distributions were declared and paid from accumulated net investment income to shareholders of record on June 27, 1997, and September 14, 1997. On December 31, 1997, a dividend distribution consisting of net investment income and capital gains was declared and paid to shareholders of record on December 30, 1997. Pursuant to shareholders' instructions, substantially all dividend distributions were immediately reinvested in additional shares of each fund (see Note 4 above).

                                            ALL AMERICA    BOND     MONEY MARKET
                                               FUND        FUND         FUND
                                            ----------- ----------- ------------
    Distributions from:
      Net investment income................ $   342,956 $ 1,195,133  $ 102,362
      Net realized capital gains...........   4,524,483      25,567        --
                                            ----------- -----------  ---------
    Total dividend distributions........... $ 4,867,439 $ 1,220,700  $ 102,362
                                            =========== ===========  =========
    Dividend amounts per share............. $      1.18 $       .60  $     .20
                                            =========== ===========  =========

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Mutual of America Institutional Funds, Inc.:

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments in securities, of Mutual of America Institutional Funds, Inc. (a Maryland Corporation) comprising the All America, Bond and Money Market Funds as of December 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each period in the two years then ended, and the financial highlights for each period in the two years then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the All America, Bond and Money Market Funds of Mutual of America Institutional Funds, Inc. as of December 31, 1997, the results of their operations for the year then ended and the changes in their net assets for each period in the two years then ended and their financial highlights for each period in the two years then ended in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

New York, New York
February 20, 1998